                                   PROSPECTUS

                                    [PICTURE]

                             NORWEST ADVANTAGE FUNDS

                                NOT FDIC INSURED

                            ------------------------

                        NORWEST EMPLOYEE BENEFIT SERVICES

-------------------------------------------------------------------------------
                             NORWEST ADVANTAGE FUNDS
-------------------------------------------------------------------------------


                                   PROSPECTUS

-------------------------------------------------------------------------------
Advantage Shares - Diversified Equity Fund, Growth Equity           JUNE 1, 1995
Fund, Large Company Growth Fund, Small Company Growth Fund,
International Fund, Income Equity Fund, Index Fund,
Conservative Balanced Fund, Moderate Balanced Fund, Growth
Balanced Fund, Intermediate U.S. Government Fund, Managed
Fixed Income Fund and Stable Income Fund.

-------------------------------------------------------------------------------
Trust Shares - Small Company Stock Fund, Contrarian Stock        OCTOBER 1, 1994
Fund and Total Return Bond Fund and Institutional Shares -            AS AMENDED
Ready Cash Investment Fund.                                         JUNE 1, 1995

This Prospectus offers the above listed shares (the
"Shares") of seventeen separate portfolios (each a "Fund" and collectively the "Funds" or the "Norwest Advantage
Funds") of Norwest Funds (the "Trust"), an open-end, management investment company.

This Prospectus sets forth concisely the information concerning the Trust and each Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. The Trust has filed with the Securities and Exchange Commission ("SEC") a Statement of Additional Information (the "SAI") with respect to each Fund dated the same date as the prospectus for the Fund and as may be further amended from time to time, which contains more detailed information about the Trust and the Fund and which is incorporated into this Prospectus by reference. The SAI is available without charge by contacting the transfer agent at 733 Marquette Avenue, Minneapolis, Minnesota, 55479-0040, (800) 338-1348. Investors should read this Prospectus and retain it for future reference.

INTERNATIONAL FUND CURRENTLY SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTMENT ASSETS IN INTERNATIONAL PORTFOLIO, A SEPARATE PORTFOLIO OF CORE TRUST (DELAWARE) ("CORE TRUST"), A REGISTERED INVESTMENT COMPANY. INTERNATIONAL FUND AND INTERNATIONAL PORTFOLIO HAVE IDENTICAL INVESTMENT OBJECTIVES.

-------------------------------------------------------------------------------

AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY
THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR
ANY OTHER FEDERAL AGENCY. SHARES OF THE FUNDS ARE NOT
OBLIGATIONS, DEPOSITS OR ACCOUNTS OF OR ENDORSED OR
GUARANTEED BY NORWEST BANK MINNESOTA, N.A. OR ANY OF ITS BANK
OR NON-BANK AFFILIATES.

AN INVESTMENT IN A FUND IS SUBJECT TO INVESTMENT RISK,
INCLUDING POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO
ASSURANCE THAT READY CASH INVESTMENT FUND (WHICH IS A MONEY
MARKET FUND) WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

-------------------------------------------------------------------------------
SHAREHOLDER                   Norwest Bank Minnesota, N.A.
INFORMATION                   733 Marquette Avenue
(800) 338-1348                Minneapolis, Minnesota  55479-0040

                    ----------------------------------------------------------
                    page 3    SUMMARY

                    page 8    FINANCIAL HIGHLIGHTS

                    page 12 INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS
                                   Investment Objectives
                                   Investments in Core Trust
                                   Investment Policies - Equity Funds
                                   Investment Policies - Balanced Funds
                                   Investment Policies - Fixed Income Funds
                                   Additional Investment Policies

                    page 33   MANAGEMENT OF THE FUNDS
                                   Investment Advisory Services
                                   Advisory Fees
                                   Administrative and Other Services
                                   Expenses of the Funds

                    page 40   PURCHASES AND REDEMPTIONS OF SHARES
                                   Purchase and Redemption Procedures
                                   General Information

                    page 45   DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS
                                   Dividends and Distributions
                                   Tax Matters
                                   Shareholder Tax Matters

                    page 47   OTHER INFORMATION
                                   Fund Performance
                                   Banking Law Matters
                                   Portfolio Transactions
                                   The Trust and its Shares
                                   Core Trust Structure
                    page 52   APPENDIX A: INVESTMENTS, INVESTMENT STRATEGIES
                              AND RISK CONSIDERATIONS

-------------------------------------------------------------------------------
                                     SUMMARY
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

THE NORWEST ADVANTAGE FUNDS are offered through this                         WHO
prospectus to participants in certain qualified and                       SHOULD
nonqualified employee benefit plans ("Plans") and to related             INVEST?
IRA and KEOGHS accounts.  See "Purchases and Redemptions of
Shares." Only certain Funds may be available as investment alternatives in a Plan; participants in a Plan that invests in the Funds should consult with their employer or plan sponsor to determine which Funds are offered through their Plan. While no single Fund is intended to provide a complete or balanced investment program, each can serve as a component of an investor's long-term program to accumulate assets for retirement or other major goals. Advantage Shares of a Fund currently are offered exclusively to participants in Plans and to IRA and KEOGH accounts. Trust Shares of a Fund are offered more broadly to fiduciary, agency and custodial clients of bank trust departments, trust companies and their affiliates. Institutional Shares of Ready Cash
Investment Fund are offered to various investors who are willing to invest at least $100,000.

-------------------------------------------------------------------------------

Each of the Norwest Advantage Funds has distinct investment          THE NORWEST
objectives and policies as described under "Investment                 ADVANTAGE
Objectives, Policies and Risk Considerations." There are                   FUNDS
nine equity funds (the "Equity Funds"): Diversified Equity
Fund and Growth Equity Fund, each of which invests specified percentages of its assets using different equity investment styles, and seven equity funds, each of which uses a different equity investment style.

There are three balanced funds (the "Balanced Funds") and five fixed income funds, including a money market fund (the "Fixed Income Funds"). The Balanced Funds invest specified percentages of their assets in accordance with the investment styles of Diversified Equity Fund and three to five different fixed income investment styles.

-------------------------------------------------------------------------------
DIVERSIFIED EQUITY FUND seeks long-term capital appreciation        EQUITY FUNDS
while moderating annual return volatility by diversifying its investments in accordance with five different equity investment styles.

GROWTH EQUITY FUND seeks a high level of long-term capital appreciation while moderating annual return volatility by diversifying its investments in accordance with three different equity investment styles. The Fund assumes a higher level of risk than Diversified Equity Fund in order to seek increased returns.

CONTRARIAN STOCK FUND seeks capital appreciation by investing primarily in common stocks for which the Fund's investment adviser believes there is significant potential for price appreciation. Investments are typically focused in undervalued and out-of-favor companies.

SMALL COMPANY STOCK FUND seeks long-term capital appreciation by investing primarily in the common stock of small and medium size domestic companies that have a market capitalization well below that of the average company in the Standard & Poor's 500 Composite Stock Price Index.

SMALL COMPANY GROWTH FUND seeks long-term capital appreciation by investing primarily in the common stock of small and medium-sized domestic companies that are either growing rapidly or completing a period of significant change.
THIS FUND CURRENTLY IS NOT OPEN TO NEW INVESTORS.

LARGE COMPANY GROWTH FUND seeks long-term capital appreciation by investing in large, high-quality domestic companies that the investment adviser believes have superior growth potential.

INTERNATIONAL FUND seeks long-term capital appreciation by investing directly or indirectly in high-quality companies based outside the United States. Currently, the International
Fund invests exclusively in the International Portfolio
("International Portfolio") of Core Trust, itself a registered open-end management investment company.
Accordingly, the
                    investment experience of International Fund will correspond directly with the investment experience of International Portfolio. See "Other Information - Core Trust Structure." International Portfolio has the same investment objective and policies as International Fund and selects its investments on the basis of their potential for capital appreciation without regard to current income.

                    INCOME EQUITY FUND seeks long-term capital appreciation in line with that of the overall equity securities markets and to provide above average dividend income.

                    INDEX FUND seeks to duplicate the return of the Standard & Poor's 500 Composite Stock Price Index.

-------------------------------------------------------------------------------

BALANCED
FUNDS

                    CONSERVATIVE BALANCED FUND seeks a combination of current income and capital appreciation by diversifying investment of the Fund's assets among stocks, bonds and other fixed income instruments. Of the Balanced Funds, the Fund most emphasizes safety of principal through limited exposure to equity securities.

                    MODERATE BALANCED FUND seeks a combination of current income and capital appreciation by diversifying investment of the Fund's assets among stocks, bonds and other fixed income investments. The Fund provides a portfolio more evenly-balanced between fixed income and equity securities than the other Balanced Funds.

                    GROWTH BALANCED FUND seeks a combination of current income and capital appreciation by diversifying investment of the Fund's assets between stocks and bonds. The Fund holds more equity securities than the other Balanced Funds.

-------------------------------------------------------------------------------

FIXED INCOME
FUNDS

                    INTERMEDIATE U.S. GOVERNMENT FUND seeks income and safety of principal by investing primarily in U.S. Government Securities. The Fund seeks to moderate its volatility by using a conservative approach to structuring the maturities of its investment portfolio.

                    MANAGED FIXED INCOME FUND seeks to provide consistent fixed income returns by investing primarily in a portfolio of intermediate maturity, investment grade fixed income securities.

                    TOTAL RETURN BOND FUND seeks total return by investing in a portfolio of U.S. Government and high-quality corporate fixed income securities.

                    STABLE INCOME FUND seeks to maintain safety of principal and provide low volatility total return by investing primarily in short and intermediate maturity, investment grade fixed income securities.

                    READY CASH INVESTMENT FUND, a money market fund, seeks to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

-------------------------------------------------------------------------------

MANAGEMENT OF
THE FUNDS

                    The investment adviser to each Fund (the "Adviser") is Norwest Investment Management, a part of Norwest Bank Minnesota, N.A. ("Norwest"). Norwest is a subsidiary of Norwest Corporation, a bank holding company with operations in 50 states and $59.3 billion in total assets. The Adviser provides investment advice with respect to assets that totaled approximately $10.7 billion as of December 31, 1994. Except for International Fund, the Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

                    Subject to the Adviser's general oversight, Crestone Capital Management, Inc. ("Crestone"), a subsidiary of Norwest, acts as investment subadviser to Small Company Stock Fund. Subject to the Adviser's general oversight, Schroder Capital Management International Inc. ("Schroder") acts as investment subadviser to Diversified Equity Fund, Growth Equity Fund and each

Balanced Fund (Schroder, Crestone and the Adviser, collectively, are sometimes referred to as the "Advisers").
Schroder also serves as International Portfolio's investment adviser.

Norwest serves as the Trust's transfer agent, dividend disbursing agent and custodian, and provides certain administrative services to International Fund. The manager of the Trust and distributor of its shares is Forum Financial Services, Inc. ("Forum"). Forum also serves as administrator of Core Trust. See "Management of the Funds - Investment Advisory Services" and "Administrative and Other Services."

-------------------------------------------------------------------------------

Shares of beneficial interest of each Fund are offered without      PURCHASE AND
a sales charge and may be redeemed without charge. Norwest         REDEMPTION OF
offers investors in the Funds various periodic investment and             SHARES
redemption services. The minimum initial investment in each Fund is $1,000, except that the minimum initial investment in Ready Cash Investment Fund is $100,000. See "Purchases and
Redemptions of Shares."

-------------------------------------------------------------------------------

Dividends of net investment income are declared annually by       DIVIDENDS AND
each Fund, except that for Small Company Stock Fund and            DISTRIBUTIONS
Contrarian Stock Fund they are declared and paid monthly and for Total Return Bond Fund and Ready Cash Investment Fund they are declared daily and paid monthly. Each Fund's net capital gain, if any, is distributed at least annually. See
"Dividends, Distributions and Tax Matters."

-------------------------------------------------------------------------------

There can be no assurance that any Fund will achieve its            CERTAIN RISK
investment objective or that Ready Cash Investment Fund will             FACTORS
maintain a stable net asset value. Except for Ready Cash
Investment Fund, each Fund's net asset value will fluctuate based upon changes in the value of the Fund's portfolio securities and, accordingly, upon redemption an investment in a Fund may be worth more or less than its original value.
The Fixed Income Funds' net asset values will tend to vary inversely with movements in interest rates and the potential for appreciation in a Fixed Income Fund in the event of a decline in interest rates may be limited or negated by increased principal prepayments on certain mortgage-backed securities held by the Fund. The policy of investing in smaller companies employed by Small Company Stock Fund, Small
Company Growth Fund and the Equity Funds that invest in small company securities entails certain risks in addition to those normally associated with investments in equity securities.
Similarly, Contrarian Stock Fund's policy of investing in securities that may be out- of-favor with many institutional investors and International Fund's policy of investing directly or indirectly in foreign securities entail certain risks in addition to those normally associated with investments in equity securities.

By investing solely in International Portfolio, International
Fund may achieve certain efficiencies and economies of scale.
Nonetheless, this investment could also have potential adverse effects on International Fund. Investors in International Fund should consider these risks, as described under "Other Information - Core Trust Structure."

An investment in any Fund involves certain risks, depending on the types of investments made and the types of investment techniques employed. All investments by the Funds entail some risk. Certain investments and investment techniques, however, entail additional risks, such as investments in foreign issuers, issuers with limited market capitalization, mortgage or asset-backed securities, zero-coupon bonds and options, futures contracts, forward contracts and swap agreements. The use of leverage by certain Funds through borrowings, margin transactions, short sales, reverse repurchase agreements and other investment techniques involves additional risks. For more details about each Fund, their investments and their risks see "Investment Objectives, Policies and Risk Considerations" and "Appendix
A:  Investments, Investment Strategies and Risk
Considerations."

-------------------------------------------------------------------------------
EXPENSES OF         The purpose of the following table is to assist investors in
INVESTING IN        understanding the various expenses that an investor in
THE FUNDS           the Funds will bear directly or indirectly. There are no
                    transaction charges in connection with purchases, redemptions or exchanges of Shares. None of the Funds has adopted a Rule 12b-1 plan with respect to the Shares and, accordingly, no Fund incurs distribution expenses.


                         ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                               As a percentage of average net assets
                        (after waivers and reimbursements as noted below)(1)

                                                                               INVESTMENT
                                                                               TOTAL
                                        ADVISORY     SHAREHOLDER OTHER         OPERATING
                                        FEE          SERVICING   EXPENSES(2)   EXPENSES
Diversified Equity Fund (4)             0.65%        0.25%       0.10%         1.00%
------------------------------------------------------------------------------------
Growth Equity Fund (4)                  0.90%        0.25%       0.10%         1.25%
------------------------------------------------------------------------------------
Contrarian Stock Fund (2)               0.80%        0.25%       0.15%         1.40%
------------------------------------------------------------------------------------
Small Company Stock Fund (2)            0.80%        0.25%       0.15%         1.20%
------------------------------------------------------------------------------------
Small Company Growth Fund               0.90%        0.25%       0.10%         1.25%
------------------------------------------------------------------------------------
Large Company Growth Fund               0.65%        0.25%       0.10%         1.00%
------------------------------------------------------------------------------------
International Fund (3)                  0.45%        0.25%       0.80%         1.50%
------------------------------------------------------------------------------------
Income Equity Fund                      0.50%        0.25%       0.10%         0.85%
------------------------------------------------------------------------------------
Index Fund                              0.15%        0.25%       0.10%         0.50%
------------------------------------------------------------------------------------
Conservative Balanced Fund (4)          0.45%        0.25%       0.10%         0.80%
------------------------------------------------------------------------------------
Moderate Balanced Fund (4)              0.53%        0.25%       0.10%         0.88%
------------------------------------------------------------------------------------
Growth Balanced Fund (4)                0.58%        0.25%       0.10%         0.93%
------------------------------------------------------------------------------------
Intermediate U.S. Government Fund       0.33%        0.25%       0.10%         0.68%
------------------------------------------------------------------------------------
Managed Fixed Income Fund               0.35%        0.25%       0.10%         0.70%
------------------------------------------------------------------------------------
Total Return Bond Fund (2)              0.30%        0.25%       0.05%         0.60%
------------------------------------------------------------------------------------
Stable Income Fund                      0.30%        0.25%       0.10%         0.65%
------------------------------------------------------------------------------------
Ready Cash Investment Fund (2)          0.28%        0.00%       0.15%         0.43%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

(1) The amounts of expenses are based on annualized estimated expenses for the current fiscal year of each Fund ending October 31, 1995 and the current fiscal year of Contrarian Stock Fund, Small Company Stock Fund and Total Return Bond Fund ending May 31, 1995. For Ready Cash Investment Fund, expenses are based on the amounts incurred during the Fund's most recent fiscal year ended May 31, 1994.

(2) Absent estimated reimbursements for each Fund (other than Contrarian Stock Fund, Small Company Stock Fund, Total Return Bond Fund and Ready Cash Investment Fund) of approximately 0.05 percent of Other Expenses, each Fund's Total Fund Operating Expenses would be 0.05 percent higher than shown in the table. Absent estimated or actual (in the case of Ready Cash Investment Fund) expense reimbursements and fee waivers, Investment Advisory Fee, Shareholder Servicing, Other Expenses and Total Operating Expenses would have been: Contrarian Stock Fund, 0.80%, 0.25%, 0.30% and 1.35%; Small Company Stock Fund, 1.00%, 0.25%, 0.30% and 1.55%; Total
     Return Bond Fund, 0.50%, 0.25%, 0.25% and 1.00%; and Ready Cash Investment Fund, 0.40%, 0.10%, 0.31% and 0.81%. Other Expenses includes custodian fees payable to Norwest for Contrarian Stock Fund, Small Company Stock Fund, Total Return Bond Fund and Ready Cash Investment Fund. Norwest charges no custodian fees to the other Funds, but they incur subcustodian fees. It is estimated that for the current fiscal year Norwest voluntarily will waive its advisory fee with respect to Total Return Bond Fund from 0.50% to 0.30%. Until further notice, the Adviser has agreed to waive its advisory fee with respect to Ready Cash Investment Fund to the extent that the fee exceeds 0.30%. For a further description of the various expenses incurred in the operation of the Funds, see "Management of the Funds."

(3) International Fund's Other Expenses include the Fund's pro rata portion of the operating expenses of International Portfolio, which will be borne indirectly by International Fund shareholders. As long as its assets are invested in International Portfolio, International Fund pays no investment advisory fees directly. International Fund pays Forum a management fee, and Core Trust pays Forum an administration fee for its services to International Portfolio, of which International Fund will bear its pro rata portion. The Board of Trustees of the Trust believes that the aggregate per share expenses of International Fund and International Portfolio will be approximately equal to the expenses International Fund would incur if its assets were invested directly in foreign securities. See "Investment Objectives, Policies and Risk Considerations - Investments in Core Trust" and "Management of the Funds - Expenses of the Funds."

(4) Pursuant to several expense waiver undertakings, Diversified Equity Fund, Growth Equity Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund invest portions of their assets in other portfolios of Core Trust, each of which bears certain expenses not reflected in the table.

------------------------------------------------------------------
                            EXAMPLE OF EXPENSES
------------------------------------------------------------------

                              ONE       THREE     FIVE      TEN
                              YEAR      YEARS     YEARS     YEARS
Diversified Equity Fund       $10        $32       $55      $122
------------------------------------------------------------------
Growth Equity Fund             13         40        69       151
------------------------------------------------------------------
Contrarian Stock Fund          12         38        66       145
------------------------------------------------------------------
Small Company Stock Fund       15         45        78       171
------------------------------------------------------------------
Small Company Growth Fund      13         40        69       151
------------------------------------------------------------------
Large Company Growth Fund      10         32        55       122
------------------------------------------------------------------
International Fund             15         47        82       179
------------------------------------------------------------------
Income Equity Fund              9         27        47       105
------------------------------------------------------------------
Index Fund                      5         16        28        63
------------------------------------------------------------------
Conservative Balanced Fund      8         26        44        99
------------------------------------------------------------------
Moderate Balanced Fund          9         28        49       108
------------------------------------------------------------------
Growth Balanced Fund            9         30        51       114
------------------------------------------------------------------
Intermediate U.S. Government
  Fund                          7         22        38        85
------------------------------------------------------------------
Managed Fixed Income Fund       7         22        39        87
------------------------------------------------------------------
Total Return Bond Fund          6         19        33        75
------------------------------------------------------------------
Stable Income Fund              7         21        36        81
------------------------------------------------------------------
Ready Cash Investment Fund      4         14        24        54
------------------------------------------------------------------

------------------------------------------------------------------
------------------------------------------------------------------

The above table is a hypothetical example that indicates the expenses an investor would pay assuming a $1,000 investment in each Fund, a 5 percent annual return, reinvestment of all dividends and distributions, and full redemption at the end of each period. The example is based on the expenses listed in the "Annual Fund Operating Expenses" table above. The 5 percent annual return is not a prediction of and does not represent the Funds' projected returns; rather, it is required by government regulation. THE EXAMPLE SHOULD NOT
BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS
THAN INDICATED.

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


                    The information in the Financial Highlights section represents selected data for a single outstanding Share of each Fund for the periods shown. Information for the year ended May 31, 1994 has been audited by KPMG Peat Marwick LLP, independent auditors. Information for certain Funds for the period from November 10, 1994 (commencement of operation) to February 28, 1995 is not audited. The financial statements of Small Company Stock Fund, Contrarian Stock Fund, Total Return Bond Fund and Ready Cash Investment Fund for the fiscal year ended May 31, 1994 and the independent auditors' report thereon are contained in the Annual Report of those Funds and are incorporated by reference into the SAI. Further information about each of these Fund's performance is contained in the Annual Report, which may be obtained from the Trust without charge. The financial statements of the other Funds for the interim period ended February 28, 1995 also are incorporated by reference into the SAI.

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED    GROWTH         CONTRARIAN      SMALL COMPANY
                                                 EQUITY FUND    EQUITY FUND    STOCK FUND      STOCK FUND
--------------------------------------------------------------------------------------------------------------
                                                 PERIOD ENDED   PERIOD ENDED   YEAR ENDED      YEAR ENDED
                                                 FEBRUARY 28    FEBRUARY 28        MAY 31         MAY 31
                                                    1995(a)        1994(a)        1994(a)        1995(a)
Beginning Net Asset Value per Share               $  22.21       $  22.28       $  10.00       $  10.00
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Net Investment Income (Deficit)                       0.07          (0.03)          0.07           0.08
--------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
  on Investments, Foreign Currency
  Transactions and Futures Transactions               0.57           0.17          (0.29)         (0.20)
--------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                    --             --          (0.07)         (0.08)
--------------------------------------------------------------------------------------------------------------
Distributions from Net Realized Gains                   --             --             --             --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Ending Net Asset Value per Share                  $  22.85       $  22.42       $   9.71       $   9.80
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
--------------------------------------------------------------------------------------------------------------
  Expenses (b)                                        1.01%(c)       1.26%(c)       0.62%(c)       0.20%(c)
--------------------------------------------------------------------------------------------------------------
  Net Investment Income (Deficit)                     1.18%(c)      (0.73%)(c)      1.82%(c)       2.03%(c)
--------------------------------------------------------------------------------------------------------------
Total Return                                          9.89%(c)       2.10%(c)      (5.35%)(c)     (2.93%)(c)
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               3.53%          7.97%          2.67%         14.98%
--------------------------------------------------------------------------------------------------------------
Net Assets at the End of
  Period/Year (000's Omitted)                     $533,874       $400,043       $  4,548       $  9,251

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

(a) Contrarian Stock Fund and Small Company Stock Fund commenced the offering of Trust Shares on December 31, 1993. Each other Fund commenced operations and the offering of Advantage Shares on November 10, 1994.

(b) During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratios of expenses to average net assets would have been:

     Expenses          1.03%(c)       1.29%(c)       4.33%(c)       3.52%(c)

(c)  Annualized


---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                             LARGE COMPANY  SMALL COMPANY  INTERNATIONAL  INCOME         INDEX
                                             GROWTH FUND    GROWTH FUND    FUND           EQUITY FUND    FUND
---------------------------------------------------------------------------------------------------------------------
                                             PERIOD ENDED   PERIOD ENDED   PERIOD ENDED   PERIOD ENDED   PERIOD ENDED
                                             FEBRUARY 28    FEBRUARY 28    FEBRUARY 28    FEBRUARY 28    February 28
                                             1995(a)        1995(a)        1995(a)        1995(a)        1995(a)
Beginning Net Asset
  Value per Share                            $  18.50       $  21.88       $  17.28       $  18.90       $  21.80
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Net Investment
  Income (Deficit)                              (0.01)         (0.03)         (0.03)          0.19           0.16
---------------------------------------------------------------------------------------------------------------------
Net Realized and
  Unrealized Gain (Loss)
  on Investments, Foreign
  Currency Transactions
  and Futures Transactions                       0.39           1.58          (1.50)          1.03           1.05
---------------------------------------------------------------------------------------------------------------------
Dividends from Net
  Investment Income                                --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------
Distributions from Net
  Realized Gains                                   --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Ending Net Asset
  Value per Share                            $  18.88       $  23.43       $  15.75       $  20.12       $  23.01
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------------------
  Expenses (b)                                1.01%(c)       1.26%(c)       1.50%(c)       0.86%(c)       0.50%(c)
---------------------------------------------------------------------------------------------------------------------
  Net Investment
    Income (Deficit)                           (0.24%)(c)     (0.43%)(c)     (0.69%)(c)    3.42%(c)       2.42%(c)
---------------------------------------------------------------------------------------------------------------------
Total Return                                  6.98%(c)      25.50%(c)       (26.48%)(c)   13.07%(c)      19.63%(c)
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover
  Rate                                         26.78%         35.53%         16.58%          8.50%         16.06%
---------------------------------------------------------------------------------------------------------------------
Net Assets at the End
  of Period
  (000's Omitted)                           $ 53,971       $204,395       $ 81,167       $ 33,975       $130,030

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

(a) Each Fund commenced operations and the offering of Advantage Shares on November 10, 1994.

(b) During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratios of expenses to average net assets would have been:

     Expenses     1.16%(c)   1.31%(c)  1.55%(c)   1.13%(c)  0.59%(c)

(c)  Annualized

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                             CONSERVATIVE        MODERATE            GROWTH
                                             BALANCED FUND       BALANCED FUND       BALANCED FUND
---------------------------------------------------------------------------------------------------
                                             PERIOD ENDED        PERIOD ENDED        PERIOD ENDED
                                             FEBRUARY 28         FEBRUARY 28         FEBRUARY 28
                                             1995(a)             1995(a)             1995(a)
Beginning Net Asset Value per Share          $  16.19             $  17.25           $  17.95
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Net Investment Income (Deficit)                  0.21                 0.18               0.13
---------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
  on Investments, Foreign Currency
  Transactions and Futures Transactions          0.23                 0.28               0.35
---------------------------------------------------------------------------------------------------
Dividends from Net Investment Income               --                   --                 --
---------------------------------------------------------------------------------------------------
Distributions from Net Realized Gains              --                   --                 --
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Ending Net Asset Value per Share             $  16.63             $  17.71           $  18.43
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------
  Expenses (b)                                   0.81%(c)             0.89%(c)           0.94%(c)
---------------------------------------------------------------------------------------------------
  Net Investment Income (Deficit)                4.42%(c)             3.55%(c)           2.64%(c)
---------------------------------------------------------------------------------------------------
Total Return                                     9.31%(c)             9.13%(c)           9.15%(c)
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          5.68%                2.36%              7.98%
---------------------------------------------------------------------------------------------------
Net Assets at the End of Period
  (000's Omitted)                            $121,788             $320,651           $313,305

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

(a) Each Fund commenced operations and the offering of Advantage Shares on November 10, 1994.

(b) During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratios of expenses to average net assets would have been:

     Expenses          0.89%(c)       0.92%(c)       0.97%(c)

(c)  Annualized

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                    INTERMEDIATE      MANAGED                          READY CASH
                                   TOTAL RETURN     U.S. GOVERNMENT   FIXED INCOME    STABLE INCOME    INVESTMENT
                                   BOND FUND        FUND              FUND            FUND             FUND
-------------------------------------------------------------------------------------------------------------------
                                   YEAR ENDED       PERIOD ENDED      PERIOD ENDED    PERIOD ENDED     YEAR ENDED
                                   MAY 31           FEBRUARY 28       FEBRUARY 28     FEBRUARY 28      MAY 31
                                   1994(a)          1995(a)           1995(a)         1995(a)          1994(a)
Beginning Net Asset
  Value per Share                  $  10.00         $  55.55          $  25.08        $  10.00         $   1.00
-------------------------------------------------------------------------------------------------------------------
Net Investment
  Income (Deficit)                     0.27             1.45              0.41            0.14            0.013
-------------------------------------------------------------------------------------------------------------------
Net Realized and
  Unrealized Gain (Loss)
    on Investments, Foreign
  Currency Transactions
    and Futures Transactions          (0.46)            0.62              0.37            0.06               --
-------------------------------------------------------------------------------------------------------------------
Dividends from Net
  Investment Income                   (0.27)              --                --              --           (0.013)
-------------------------------------------------------------------------------------------------------------------
Distributions from Net
  Realized Gains                         --               --                --              --               --
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Ending Net Asset
  Value per Share                  $   9.54         $  57.62          $  25.86        $  10.20         $   1.00
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
-------------------------------------------------------------------------------------------------------------------
  Expenses (b)                         0.46%(c)         0.69%(c)          0.71%(c)        0.66%(c)         0.43%(c)
-------------------------------------------------------------------------------------------------------------------
  Net Investment
      Income (Deficit)                 6.81%(c)         7.68%(c)          5.56%(c)        5.64%(c)         3.12%(c)
-------------------------------------------------------------------------------------------------------------------
Total Return                          (4.62%)(c)       12.91%(c)         10.70%(c)        6.79%(c)         3.17%(c)
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate               37.50%           26.05%             2.12%          15.69%              --
-------------------------------------------------------------------------------------------------------------------
Net Assets at the End
  of Period/Year
  (000's Omitted)                  $ 11,694         $ 48,761          $177,572        $ 40,260         $333,464

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


(a) Total Return Bond Fund commenced the offering of Trust Shares on December 31, 1993. Ready Cash Investment Fund commenced the offering of Institutional Shares on January 4, 1994. Each other Fund commenced operations and the offering of Advantage Shares on November 10, 1994.

(b) During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratios of expenses to average net assets would have been:

     Expenses          2.10%(c)   0.85%(c)   0.76%(c)   1.01%(c)   0.81%(c)

(c)  Annualized

-------------------------------------------------------------------------------
                         INVESTMENT OBJECTIVES, POLICIES
                             AND RISK CONSIDERATIONS
-------------------------------------------------------------------------------

                    THE NORWEST ADVANTAGE FUNDS consist of seventeen Funds, each of which has distinct investment objectives and policies. There are nine Equity Funds - Diversified Equity Fund and Growth Equity Fund, each of which invests specified percentages of its assets in accordance with different equity investment styles, and seven equity funds each of which uses a different equity investment approach. The use of different equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out-of-favor during the course of a market cycle. The Norwest Advantage Funds also include three Balanced Funds and five Fixed Income Funds. The Balanced Funds invest specified percentages of their assets in accordance with the investment styles of Diversified Equity Fund and three to five different fixed income investment styles. The Balanced Funds rebalance their portfolios periodically and Diversified Equity and Growth Equity Funds rebalance their portfolios daily to maintain specified percentages of assets invested in particular investment styles. The percentage of a Fund's assets invested using a specified investment style may be changed by the Adviser in response to market or other conditions.

                    For a further description of each Fund's investments and investment techniques and additional risk considerations associated with those investments and techniques, see the discussion below, "Investment Objectives, Investment Policies and Risk Considerations - Additional Investment Policies," "Appendix A: Investments, Investment Strategies and Risk Considerations" and the SAI.

-------------------------------------------------------------------------------

INVESTMENT          Each of the Funds has its own distinct investment objective
OBJECTIVES          which may not be changed without approval of the Fund's
                    shareholders. There can be no assurance that any Fund will achieve its investment objective.

-------------------------------------------------------------------------------

EQUITY FUNDS        DIVERSIFIED EQUITY FUND'S investment objective is to provide long-term capital appreciation while moderating annual return volatility by diversifying its investments in accordance with different equity investment styles.

                    GROWTH EQUITY FUND'S investment objective is to provide a high level of long-term capital appreciation while moderating annual return volatility by diversifying its investments in accordance with different equity investment styles. Because the Fund seeks increased returns, it is subject to correspondingly greater risks than Diversified Equity Fund.

                    CONTRARIAN STOCK FUND'S investment objective is to seek capital appreciation by investing primarily in common stocks for which the Adviser believes there is significant potential for price appreciation.

                    SMALL COMPANY STOCK FUND'S investment objective is long-term capital appreciation.

                    SMALL COMPANY GROWTH FUND'S investment objective is to provide long-term capital appreciation by investing primarily in small and medium-sized domestic companies that are either growing rapidly or completing a period of significant change.

                    INTERNATIONAL FUND'S investment objective is to provide long-term capital appreciation by investing directly or indirectly in high-quality companies based outside the United States. International Portfolio, in which International Fund invests all of its assets, has the same investment objective.

                    LARGE COMPANY GROWTH FUND'S investment objective is to provide long-term capital appreciation by investing primarily in large, high-quality domestic companies that the investment adviser believes have superior growth potential.

INCOME EQUITY FUND'S investment objective is to provide both long-term capital appreciation in line with that of the overall equity securities markets and above average dividend income.

INDEX FUND'S investment objective is to duplicate the return of the Standard & Poor's 500 Composite Stock Price Index.

-------------------------------------------------------------------------------

CONSERVATIVE BALANCED FUND'S investment objective is to           BALANCED FUNDS
provide a combination of current income and capital appreciation by diversifying investment of the Fund's assets among stocks, bonds and other fixed income investments. The
Fund emphasizes safety of principal through limited exposure to equity securities. The Fund has the smallest equity securities position of the three Balanced Funds.

MODERATE BALANCED FUND'S investment objective is to provide a combination of current income and capital appreciation by diversifying investment of the Fund's assets among stocks, bonds and other fixed income investments. The Fund provides a portfolio more evenly-balanced between fixed income and equity securities than the other Balanced Funds.

GROWTH BALANCED FUND'S investment objective is to provide a combination of current income and capital appreciation by diversifying investment of the Fund's assets between stocks and bonds. The Fund has the largest equity securities position of the Balanced Funds.

-------------------------------------------------------------------------------

INTERMEDIATE U.S. GOVERNMENT FUND'S investment objective is        FIXED INCOME
to provide income and safety of principal by investing                     FUNDS
primarily in U.S. Government Securities.  Managed Fixed
Income Fund's investment objective is to provide consistent fixed income returns by investing primarily in a portfolio of intermediate maturity, investment grade fixed income securities.

TOTAL RETURN BOND FUND'S investment objective is to seek total return by investing in a portfolio of U.S. Government and high-quality corporate fixed income investments.

STABLE INCOME FUND'S investment objective is to maintain safety of principal while providing low-volatility total return.

READY CASH INVESTMENT FUND'S investment objective is to provide consistent current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

-------------------------------------------------------------------------------
INTERNATIONAL FUND currently seeks to achieve its investment         INVESTMENTS
objective by investing all of its investment assets in             IN CORE TRUST
International Portfolio, a separate Portfolio of Core Trust.
In addition, the Trust has received an exemptive order from the SEC under which DIVERSIFIED EQUITY FUND, GROWTH EQUITY
FUND, CONSERVATIVE BALANCED FUND, MODERATE BALANCED FUND and
GROWTH BALANCED FUND (collectively the "Blended Funds") currently invest the portions of their assets that are managed in a small company, an index and an international investment style, respectively, in Small Company Portfolio, Index Portfolio, and International Portfolio II (the "Blended
Portfolios"). These Portfolios are each separate portfolios of Core Trust. By pooling their assets in the Blended
Portfolios, the Blended Funds may be able to achieve benefits that they could not achieve by investing directly in securities. See "Other Information - Core Trust Structure."

                    The investment objectives and policies and investment risk considerations for International Portfolio II and Index Portfolio are identical to the investment objectives and policies and investment risk considerations of International Fund and Index Fund. The investment objective of Small Company Portfolio is to provide long-term capital appreciation by investing primarily in small and medium-sized domestic companies that are either growing rapidly or completing a period of significant change. This Portfolio invests its assets partially in the style of Small Company Stock Fund and partially in the style of Small Company Growth Fund and, in the future, may invest its assets in accordance with additional small company investment styles.

-------------------------------------------------------------------------------

INVESTMENT          To achieve their investment objectives, the Equity Funds
POLICIES            invest primarily in common stocks and other equity
                    securities.  International Fund currently invests
EQUITY FUNDS        exclusively in International Portfolio which invests
                    primarily in common stocks and other equity securities of foreign issuers. See "Other Information - Core Trust
                    Structure." The domestic securities in which an Equity Fund invests are generally listed on a securities exchange or included in the National Association of Securities Dealers
                    Automated Quotation (NASDAQ) National Market System but may be traded in the over-the-counter securities market. Under normal circumstanc es, each of the Equity Funds will invest substantially all of its assets, but not less than 65 percent of its net assets, in equity securities.

                    DIVERSIFIED EQUITY FUND is designed to minimize the volatility and risk of investing in equity securities. The Fund's portfolio combines five different equity investment styles, those of four of the Equity Funds - Large Company Growth Fund, International Fund, Income Equity Fund and Index Fund - and a small company investment style ("Small Company investment style"), which reflects a mix of the investment styles of both Small Company Stock Fund and Small Company Growth Fund. The Fund utilizes different equity investment styles in order to reduce the risk of relying on a single investment style. Reliance on multiple equity investment styles is intended to reduce the price and return volatility of the Fund. Because Diversified Equity Fund blends five equity investment styles, it is anticipated that its price and return volatility will be less than that of Growth Equity Fund, which blends three equity investment styles. The Fund will generally invest the following percentages of its total assets in accordance with the indicated investment styles:

---------------------------------------------
---------------------------------------------
    DIVERSIFIED EQUITY FUND ALLOCATION
Index Fund style                    25%
Income Equity Fund style            25%
Large Company Growth Fund style     25%
Small Company investment style      10%
International Fund style            15%
---------------------------------------
TOTAL FUND ASSETS                  100%
---------------------------------------------
---------------------------------------------

                    Investors should refer to the descriptions of each of the foregoing Equity Funds and Small Company investment styles below for a discussion of the objectives, policies and risks involved in the investments and investment techniques of those styles and, accordingly, of the portions of Diversified Equity Fund invested in those styles. The management of the Fund's assets is divided among the Fund's six portfolio managers, four of whom are also the portfolio manager for a corresponding Equity Fund and two of whom jointly co-manage the assets allocated to Small Company investment style.

GROWTH EQUITY FUND is designed to reduce the volatility and risk of investing in equity securities. The Fund's portfolio combines three different equity investment styles, those of two of the Equity Funds - Large Company Growth Fund and International Fund - and a small company investment style ("Small Company investment style"), which reflects a mix of the investment styles of both Small Company Stock Fund and Small Company Growth Fund. The Fund utilizes different equity investment styles in order to reduce the risk of relying on a single equity investment style. Reliance on multiple equity investment styles is intended to reduce the price and return volatility of the Fund. Although Growth Equity Fund blends three equity investment styles, it is anticipated that the Fund's price and return volatility will be somewhat greater than those of Diversified Equity Fund, which blends five equity investment styles. The Fund will generally invest the following percentages of its total assets in accordance with the indicated investment styles:

--------------------------------------------------------
--------------------------------------------------------
          GROWTH EQUITY FUND ALLOCATION
--------------------------------------------------------
Large Company Growth Fund style           35%
Small Company investment style            35%
International Fund style                  30%
-----------------------------------------------
TOTAL FUND ASSETS                        100%

Investors should refer to the descriptions of each of the foregoing Equity Funds and Small Company investment styles for a discussion of the objectives, policies and risks involved in the investments and investment techniques of those styles and, accordingly, of the portions of Growth Equity Fund invested using those styles. The management of the Fund's assets is divided among the Fund's four portfolio managers, two of whom are also the portfolio manager for a corresponding Equity Fund and two of whom jointly co-manage the assets allocated to Small Company investment style.

CONTRARIAN STOCK FUND invests using the basic premise of the Adviser's "contrarian" investment approach, which is that security prices change more than fundamental investment values. The Adviser believes that consensus thinking often results in severe undervaluation of securities whose immediate problems are obvious and whose longer term prospects are, therefore, viewed too negatively. This consensus pessimism can create investment opportunity.

The basis of the Adviser's contrarian investment approach is the comparison of the value and the price of a security. The Adviser generally analyzes a security's value in terms of recovery earnings and potential share price over a three-year investment time horizon. Typically, securities that the Adviser considers for purchase are either out-of-favor with, or simply ignored by, the investment community. The common stocks purchased by the Fund will tend to have significantly depressed prices and relatively low price/book value ratios.

The Fund's policy of investing in securities that may be temporarily out-of-favor differs from the investment approach followed by many other mutual funds with a similar investment objective. Such mutual funds typically do not invest in securities that have declined sharply in price, are not widely followed, or are issued by companies that may have reported poor earnings or that may have suffered a cyclical downturn in business. The Adviser believes, however, that purchasing securities depressed by temporary factors may provide investment returns superior to those obtained when premium prices are paid for issues currently in favor.

                    The Fund may invest in preferred stock and securities convertible into common stock and may invest up to 20 percent of its total assets in foreign securities and in American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers. See "Investment Policies - Equity Funds - International Fund - Foreign Investment Risks and Considerations." In addition, the Fund may invest in fixed income securities that are rated, at the time of purchase, within the three highest rating categories assigned by a Nationally Recognized Statistical Rating Organization such as Moody's Investors Service, Inc., Standard & Poor's Corporation and Fitch Investors Services, Inc., or which are unrated and determined by the Adviser to be of comparable quality. These instruments may have fixed, floating or variable rates of interest. See "Additional Investment Policies - Fixed Income Securities and Their Characteristics."

                    SMALL COMPANY STOCK FUND, SMALL COMPANY GROWTH FUND AND THE SMALL COMPANY INVESTMENT STYLE component of other Funds invest primarily in the common stock of small and medium size domestic companies which have a market capitalization well below that of the average company in the Standard & Poor's 500 Composite Stock Price Index. Small Company Stock fund considers small and medium companies to be those whose market capitalizations are less than $1 billion at the time of the Fund's purchase, although it is anticipated that investments primarily will be in companies with capitalizations of less than $750 million. Small Company Growth Fund considers small and medium companies to be those whose market capitalizations are less than $750 million at the time of the Fund's purchase. Market capitalization refers to the total market value of a company's outstanding shares of common stock.

                    In selecting securities for SMALL COMPANY STOCK FUND, the Adviser seeks securities with significant price appreciation potential and attempts to identify companies that show above average growth, as compared to long term overall market growth. The Fund may invest in preferred stock and securities convertible into common stock and may invest up to 20 percent of its total assets in foreign securities and in American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers. See "Investment Policies - Equity Funds - International Fund
                    - Foreign Investment Risks and Considerations." In addition, the Fund may invest in fixed income securities of small companies that are rated, at the time of purchase, within the three highest rating categories assigned by a Nationally Recognized Statistical Rating Organizations such as Moody's Investors Service, Inc., Standard & Poor's Corporation and Fitch Investors Services, Inc., or which are unrated and determined by the Adviser to be of comparable quality. These instruments may have fixed, floating or variable rates of interest. See "Additional Investment Policies - Fixed Income Securities and Their Characteristics."

                    In selecting securities for SMALL COMPANY GROWTH FUND, the Adviser seeks to identify companies that are rapidly growing (usually with relatively short operating histories) or that are emerging from a period of investor neglect by undergoing a dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or measures taken to close the gap between its share price and takeover/asset value. The Fund may invest up to 10 percent of its total assets in foreign securities and in American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers. See "Investment Policies - Equity Funds - International Fund - Foreign Investment Risks and Considerations." The Fund may not invest more than 10% of its total assets in the securities of a single issuer. The Fund does not currently invest in preferred stock and securities convertible into common stock but reserves the right to do so in the future.

                    In selecting securities allocated to the SMALL COMPANY INVESTMENT STYLE component of Growth Equity Fund, Diversified Equity Fund and the Balanced Funds, the Adviser uses the investment style of both Small Company Stock Fund and Small Company Growth Fund.

The Adviser's reliance on either style may vary from one-third to two-thirds of the Small Company investment style components of a Fund. Currently, assets comprising this component are invested 2/3 in small company growth, 1/3 in small company stock. Small Company investment style may in the future invest its assets in accordance with additional investment styles. PRIOR TO JUNE 1, 1995, THE ASSETS ALLOCATED TO THE SMALL COMPANY INVESTMENT STYLE WERE MANAGED 100% IN THE INVESTMENT STYLE OF SMALL COMPANY GROWTH FUND.

     SMALL COMPANY INVESTMENT RISKS AND CONSIDERATIONS. The companies in which Small Company Stock Fund, Small Company Growth Fund and the Small Company investment style components of the other Funds invest may be in a relatively early stage of development or may produce goods and services which have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product line expertise. These characteristics may result in an enhanced entrepreneurial spirit and greater focus which may make those companies successful. The Adviser believes that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger more established entities. Small companies frequently retain a large part of their earnings for research, development and investment in capital assets, however, so that the prospects for immediate dividend income are limited.

Investments in smaller companies generally involve greater risks than investments in larger companies due to the small size of the issuer and the fact that the issuer may have limited product lines, access to financial markets and management depth. In addition, many of the securities of smaller companies trade less frequently and in lower volumes than securities issued by larger firms. The result is that the short-term price volatility of small company securities is greater than the short-term price volatility of the securities of larger, more established companies that are widely held. The securities of small companies may also be more sensitive to market changes generally than the securities of large companies. In addition, securities that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities traded on a national securities exchange. As a result, disposition of a portfolio security, to meet redemptions by shareholders or otherwise, may require a Fund to sell the security at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over an extended period.

While securities issued by smaller companies historically have experienced greater market appreciation than the securities of larger entities, there is no assurance that they will continue to do so or that the Fund will be successful in identifying companies whose securities will appreciate.

LARGE COMPANY GROWTH FUND invests primarily in the common stock of large, high-quality domestic companies that have superior growth potential. Large companies are those whose market capitalization is at least $500 million at the time of the Fund's purchase and whose equity trading volume would permit the sale or purchase of a large position in the securities of the company in 2 or 3 trading days. Market capitalization refers to the total market value of a company's outstanding shares of common stock. In selecting securities for the Fund, the Adviser seeks issuers whose stock is attractively valued and whose fundamental characteristics both are significantly better than the market average and which support internal earnings growth capability.
The Fund's holdings may include the securities of companies whose growth potential is, in the Adviser's opinion, generally unrecognized or misperceived by the market. In addition, the Fund may invest up to 20 percent of its total assets in American Depository Receipts, European Depository
Receipts and other similar securities of large foreign issuers and may attempt to reduce the overall risk of its foreign investments by using foreign currency forward contracts. See "Investment Policies - Equity Funds - International Fund - Foreign Investment Risks and Considerations." Under normal circumstances, the Fund will not invest more than 10 percent of its total assets in the securities of a single issuer. The Fund does not currently invest in preferred stock or securities convertible into common stock but reserves the right to do so in the future.

                    INTERNATIONAL FUND is designed for investors who desire to achieve international diversification of their investments by participating in foreign securities markets. Because international investments generally involve risks in addition to those risks associated with investments in the United States, the Fund should be considered only as a vehicle for international diversification.

                    As the Fund has the same investment policies as International Portfolio and currently invests all of its assets in International Portfolio, the following investment policies are discussed with respect to International Portfolio only. International Portfolio normally will invest substantially all of its assets in equity securities of companies domiciled outside the United States. International Portfolio selects its investments on the basis of their potential for capital appreciation without regard to current income. International Portfolio may also invest in the securities of closed-end investment companies investing primarily in foreign securities and may invest in debt obligations of foreign governments or their political subdivisions, agencies or instrumentalities, of supranational organizations and of foreign corporations. Investment will be diversified among securities of issuers in foreign countries including, but not limited to, Japan, Germany, the United Kingdom, France, the Netherlands, Hong Kong, Singapore and Australia. In general, International Portfolio will invest only in securities of companies and governments in countries that Schroder, in its judgment, considers both politically and economically stable. International Portfolio has no limit on the amount of its foreign assets which may be invested in any one type of foreign instrument or in any foreign country; however, to the extent International Portfolio concentrates its assets in a foreign country, it will incur greater risks.

                    International Portfolio may purchase preferred stock and securities convertible into common stock, and may purchase American Depository Receipts, European Depository Receipts or other similar securities of foreign issuers. International Portfolio may also enter into foreign exchange contracts, including forward contracts to purchase or sell foreign currencies, in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss to International Portfolio from adverse movements in currency values, the contracts also limit possible gains from favorable movements.

                         FOREIGN INVESTMENT RISKS AND CONSIDERATIONS. All
                    investments, domestic and foreign, involve certain risks. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets.

                    Moreover, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to International Portfolio's shareholders; commission rates payable on foreign transactions are generally higher than in the United States; foreign accounting, auditing and financial reporting standards differ from those in the United States and, accordingly, less information may be available about foreign companies than is available about issuers of comparable securities in the United States; and foreign securities may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will also affect the value in U.S. dollars of all foreign currency-denominated securities held by International Portfolio. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and International Portfolio is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar will reduce the dollars available to make a distribution. Similarly, if the exchange rate declines between the time after International Portfolio's income has been earned and computed in U.S. dollars and the time it is paid may require International Portfolio to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time International Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, International Portfolio may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

INCOME EQUITY FUND invests primarily in the common stock of large, high-quality domestic companies which have above-average return potential based on current market valuations. Primary emphasis is placed on investing in securities of companies with above-average dividend income. In selecting securities for the Fund, the Adviser uses various valuation measures, including above-average dividend yields and below industry average price to earnings, price to book and price to sales ratios. The Fund considers large companies to be those whose market capitalization is at least $600 million at the time of the Fund's purchase. Market capitalization refers to the total market value of a company's outstanding shares of common stock. The Fund may also invest in preferred stock and securities convertible into common stock and may purchase American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers. See "Investment Policies - Equity Funds - International Fund - Foreign Investment Risks and Considerations." Under normal circumstances, the Fund will not invest more than 10 percent of its total assets in the securities of a single issuer.

INDEX FUND is designed to duplicate the return of the Standard & Poor's 500 Composite Stock Index (the "Index") with minimum tracking error, while also minimizing transaction costs. Under normal circumstances, the Fund will hold stocks representing 96 percent or more of the capitalization-weighted market values of the Index. Portfolio transactions for the Fund generally are executed only to duplicate the composition of the Index, to invest cash received from portfolio security dividends or shareholder investments in the Fund, and to raise cash to fund Share redemptions. The Fund may hold cash or cash equivalents for the purpose of facilitating payment of the Fund's expenses or Share redemptions. For these and other reasons, the Fund's performance can be expected to approximate but not be equal to that of the Index.

The Index tracks the total return performance of 500 common stocks which are chosen for inclusion in the Index by Standard & Poor's Corporation ("S&P") on a statistical basis. The inclusion of a stock in the Index in no way implies that S&P believes the stock to be an attractive investment. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 70 percent of the total market value of all U.S. common stocks. Each stock in the Index is weighted by its market value. Because of the market-value weighting, the 50 largest companies in the Index currently account for approximately 45 percent of its value. The Index emphasizes large-capitalizations and, typically, companies included in the Index are the largest and most dominant firms in their respective industries.

                    The Fund is not sponsored, endorsed, sold or promoted by S&P, nor does S&P make any representation or warranty, implied or express, to the purchasers of the Fund or any member of the public regarding the advisability of investing in index funds or the ability of the Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the Index or any data included therein.

                    S&P makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the Index or any data included therein. S&P makes no express or implied warranties and hereby expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the Index or any data included therein.

-------------------------------------------------------------------------------

INVESTMENT          Conservative Balanced Fund, Moderate Balanced Fund and
POLICIES            Growth Balanced Fund each invest in a balanced portfolio of fixed income and equity securities. Conservative Balanced
                    Fund has the smallest equity securities position of the
BALANCED FUNDS      three Funds and is the most conservative Balanced Fund.
                    Growth Balanced Fund has the largest equity securities position of the three Funds and is the most aggressive
                    Balanced Fund. The equity portion of each Balanced Fund's portfolio uses the five different equity investment styles of Diversified Equity Fund. Diversified Equity Fund combines the different equity investment styles of four of the Equity
                    Funds - Large Company Growth Fund, International Fund,
                    Income Equity Fund and Index Fund - and investment in a small company investment style ("Small Company investment style") in order to reduce the risk of relying on a single equity investment style. The blending of different equity investment styles is intended to reduce the price and return volatility of the equity portion of the Balanced Funds.

                    The fixed income portion of each Balanced Fund's portfolio uses from three to five different fixed income investment styles. Conservative Balanced Fund uses five investment styles - the investment styles of Managed Fixed Income Fund, Total Return Bond Fund and Stable Income Fund, a "positive return" investment style ("Positive Return investment style") and a short maturity investment style ("Short Maturity investment style"). Moderate Balanced Fund uses four investment styles - the investment styles of Managed Fixed Income Fund, Total Return Bond Fund and Stable Income Fund and Positive Return investment style. Growth Balanced Fund uses three investment styles - the investment styles of Managed Fixed Income Fund and Total Return Bond Fund and Positive Return investment style. The blending of different fixed income investment styles is intended to reduce the risk associated with relying on a single fixed income investment style.

                    The Funds do not currently allocate any assets to the Total Return Bond Fund and Positive Return investment styles. The portions listed as allocated to those styles are currently allocated to the Managed Fixed Income fund investment style (for example, currently 50 percent of Conservative Balanced Fund is allocated to this style.) On June 1, 1995, the Adviser will start to invest assets allocated to the two new styles in accordance with those styles. The Funds' investments are expected to be allocated completely as described below by July 1, 1995. This reallocation is not expected to have any material detrimental effects to the Funds.

                    The base allocation among investment styles for each Balanced Fund is set forth below. As market values of the Funds' assets change, the percentage of Fund assets invested in any style may temporarily deviate from the base allocations. In response thereto, the Adviser will periodically effect transactions for the Balanced Funds to reestablish their base allocations. In addition, as the securities markets change, the Adviser may attempt to enhance the returns of any of the Balanced Funds by changing, within certain limits, the percentage of Fund assets invested in fixed-income and equity securities. The Adviser may, in its discretion, increase or decrease the fixed income and equity percentages by up to 5 percent for Conservative Balanced Fund, 10 percent for Moderate Balanced Fund and 15 percent for

Growth Balanced Fund. For example, the Managed Fixed Income Fund investment style, Total Return Bond Fund investment style and Positive Return investment style of Growth Balanced Fund, each of which currently is used for 11 2/3 percent of that Fund's assets (a total of 35 percent), may each be increased to 16 2/3 percent (a total of 50 percent) or decreased to 6 2/3 percent (a total of 20 percent) of that Fund's assets. In making these changes, each Balanced Fund is required to limit its redemptions to no more than 1% of a Blended Portfolio's net assets during any period of less than thirty days. Absent unstable market conditions, the Adviser does not anticipate making a substantial number of percentage changes. When the Adviser believes a change in the base allocation percentages is desirable, it will sell and purchase securities to effect the change. When the Adviser believes that a change will be temporary (generally, 3 years or less), it may choose to effect the change by using futures contract strategies as described below in "Temporary Allocations."

CONSERVATIVE BALANCED FUND is designed for investors seeking exposure primarily to fixed income securities with limited exposure to equity securities. The fixed income portion of the Fund's portfolio uses the investment styles of Managed Fixed Income Fund, Total Return Bond Fund and Stable Income Fund, Positive Return investment style and Short Maturity investment style, in order to reduce the risk of relying on a single fixed income investment style.

The Fund will generally invest the following percentages of its total assets in accordance with the indicated investment styles (as noted under "Investment Policies - Equity Funds - Diversified Equity Fund" above, Diversified Equity Fund generally invests its assets using five different equity investment styles):

------------------------------------------------------------------------------
------------------------------------------------------------------------------
                   CONSERVATIVE BALANCED FUND ALLOCATION
------------------------------------------------------------------------------
Diversified Equity Fund style                                           25%
  INDEX FUND STYLE 25%, INCOME EQUITY FUND STYLE 25%, LARGE
  COMPANY GROWTH FUND STYLE 25%, SMALL COMPANY INVESTMENT
  STYLE 10%, INTERNATIONAL FUND STYLE 15%
Managed Fixed Income Fund style                                     16 2/3%
Total Return Bond Fund style                                        16 2/3%
Positive Return investment style                                    16 2/3%
Stable Income Fund style                                                15%
Short Maturity investment style                                         10%
----------------------------------------------------------------------------
TOTAL FUND ASSETS                                                      100%

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Investors should refer to the descriptions of Diversified Equity Fund (and the five investment styles used by Diversified Equity Fund), Managed Fixed Income Fund, Total Return Bond Fund and Stable Income Fund for a discussion of the objectives, policies and risks involved in the investments and investment techniques of those Funds and, accordingly, of the portions of Conservative Balanced Fund that are invested using similar investment styles. The investment policies related to Positive Return investment style and Short Maturity investment style are listed below. The management of the Fund's assets is divided among the Fund's eleven portfolio managers - the portfolio managers of Diversified Equity Fund, the portfolio managers of Managed Fixed Income Fund, Total Return Bond Fund and Stable Income Fund and the portfolio managers who manage the assets allocated to the Positive Return investment style and Short Maturity investment style.

MODERATE BALANCED FUND is designed for investors seeking roughly equivalent exposures to fixed income securities and equity securities. The fixed income portion of the Fund's portfolio uses the investment styles of Managed Fixed Income Fund, Total Return Bond Fund, Stable Income Fund and Positive Return investment style in order to reduce the risk of relying on a single fixed income investment style.

                    The Fund will generally invest the following percentages of its total assets in accordance with the indicated investment styles (as noted under "Investment Policies - Equity Funds - Diversified Equity Fund" above, Diversified Equity Fund generally invests its assets using five different equity investment styles):

------------------------------------------------------------------------------
------------------------------------------------------------------------------
                        MODERATE BALANCED FUND ALLOCATION
------------------------------------------------------------------------------
Diversified Equity Fund style                                           40%
  INDEX FUND STYLE 25%, INCOME EQUITY FUND STYLE 25%, LARGE
  COMPANY GROWTH FUND STYLE 25%, SMALL COMPANY INVESTMENT
  STYLE 10%, INTERNATIONAL FUND STYLE 15%
Managed Fixed Income Fund style                                         15%
Total Return Bond Fund style                                            15%
Positive Return investment style                                        15%
Stable Income Fund style                                                15%
---------------------------------------------------------------------------

TOTAL FUND ASSETS                                                      100%
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                    Investors should refer to the descriptions of Diversified Equity Fund (and the five investment styles used by Diversified Equity Fund), Managed Fixed Income Fund, Total Return Bond Fund and Stable Income Fund for a discussion of the objectives, policies and risks involved in the investments and investment techniques of those Funds and, accordingly, of the portions of Moderate Balanced Fund that are invested using similar investment styles. The investment policies related to Positive Return investment style are listed below. The management of the Fund's assets is divided among the Fund's tenportfolio managers - the portfolio managers of Diversified Equity Fund, the portfolio managers of Managed Fixed Income Fund, Total Return Bond Fund and Stable Income fund and the portfolio manager who manages the assets allocated to the Positive Return investment style.

                    GROWTH BALANCED FUND is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. The fixed income portion of the Fund's portfolio uses the investment styles of Managed Fixed Income Fund, Total Return Bond Fund and Positive Return investment style in order to reduce the risk of relying on a single fixed income investment style.

                    The Fund will generally invest the following percentages of its total assets in accordance with the indicated investment styles (as noted under "Investment Policies - Equity Funds - Diversified Equity Fund" above, Diversified Equity Fund generally invests its assets using five different equity investment styles):

------------------------------------------------------------------------------
------------------------------------------------------------------------------
                         GROWTH BALANCED FUND ALLOCATION
------------------------------------------------------------------------------
Diversified Equity Fund style                                           65%
  INDEX FUND STYLE 25%, INCOME EQUITY FUND STYLE 25%, LARGE
  COMPANY GROWTH FUND STYLE 25%, SMALL COMPANY INVESTMENT STYLE
  10%, INTERNATIONAL FUND STYLE 15%
Managed Fixed Income Fund style                                     11 2/3%
Total Return Bond Fund style                                        11 2/3%
Positive Return investment style                                    11 2/3%

TOTAL FUND ASSETS                                                      100%

Investors should refer to the descriptions of Diversified Equity Fund (and the five investment styles used by Diversified Equity Fund), Managed Fixed Income Fund and Total Return Bond Fund for a discussion of the objectives, policies and risks involved in the investments and investment techniques of those Funds and, accordingly, of the portions of Growth Balanced Fund that are invested using similar investment styles. The investment policies related to Positive Return investment style are listed below. Management of the Fund's assets is divided among the Fund's nine portfolio managers - the portfolio managers of Diversified Equity Fund, the portfolio managers of Managed Fixed Income Fund and Total Return Bond Fund and the portfolio manager who manages the assets allocated to the Positive Return investment style.

POSITIVE RETURN INVESTMENT STYLE Seeks positive total return each calendar year regardless of the bond market by investing in a portfolio of U.S. Government and corporate fixed income investments. The Adviser's investment with respect to assets invested in this investment style are divided into two components, short bonds with maturities of 2 years or less and long bonds with maturities of 25 years or more. Shifts between short bonds and long bonds are made based on movement in the prices of bonds rather than on the Adviser's forecast of interest rates. During periods of falling prices
(generally decreasing interest rate environments) long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. Accordingly, the average maturity of the portfolio of securities invested in the Positive Return investment style will vary. It is anticipated that under normal circumstances the portfolio of securities invested in this investment style will have an average dollar-weighted maturity of between 1 and 30 years.

Under normal circumstances, at least 50% of the net assets allocated to this style will be U.S. Government Securities, including Treasury securities. All securities allocated to Positive Return investment style will be, at the time of purchase, (i) rated in one of the two highest long-term rating categories assigned by a Nationally Recognized Statistical Rating Organization such as Moody's Investors Service, Inc., Standard & Poor's Corporation and Fitch Investors Services, Inc. or (ii) unrated and determined by the Adviser to be of comparable quality. No more than 25 percent may be in the second highest rating category. Investments may include zero-coupon securities, securities with variable or floating rates of interest and asset-backed securities, but only 25 percent of the net assets allocated to this investment style, in the aggregate, may be invested in these securities. Positive Return investment style may not invest in convertible securities, mortgage pass-through securities or private placement securities. Within these constraints, the Adviser purchases securities which it believes have above average yields.

SHORT MATURITY INVESTMENT STYLE seeks to provide a higher total return than is generally available from money market funds. The assets allocated to Short Maturity investment style will be invested in a portfolio of high-quality fixed and variable rate fixed income securities. This portion of Conservative Balanced Fund's assets is managed to increase income and preserve or enhance total return by actively managing average portfolio maturity in light of market conditions and trends. Investments may include a broad spectrum of short-term instruments of United States and foreign issuers, including U.S. Government Securities, and the debt securities of financial institutions, corporations, foreign governments, municipal governments, supranational organizations and others. Investments are limited to instruments with a remaining maturity of 5 years or less.
With respect to assets allocated to this investment style, the Fund will maintain a dollar-weighted average portfolio maturity of 1 year or less and, under normal circumstances, will maintain 50 percent of the assets in instruments with a maturity of under 1 year. Up to 25 percent of the assets may be non-U.S. dollar denominated and, with respect to those assets, the Adviser will attempt to hedge currency fluctuation risk. Investments may include mortgage-backed securities and other asset-backed securities, limited to not more than 50 percent and 25 percent, respectively, of the assets allocated to this investment style. The Fund may enter into "dollar roll" transactions related to these investments and may purchase stripped mortgage-backed securities. The Fund may invest up to 10 percent of its assets allocated to the style in guaranteed investment contracts issued by insurance companies. The securities allocated to the style may have variable or floating rates of interest or principal and may include participation interests and Municipal Securities. Municipal Securities include obligations of the states, territories or possessions of the United States and their subdivisions, authorities and corporations.

                    All securities allocated to Short Maturity investment style will be, at the time of purchase, (i) rated in one of the two highest short-term rating categories by two Nationally Recognized Statistical Rating Organizations ("NRSROs") (or, if only one NRSRO has issued a rating, by that NRSRO), (ii) rated in one of the three highest long-term rating categories by two NRSROs (or, if only one NRSRO has issued a rating, by that NRSRO), or (iii) unrated and determined by the Adviser to be of comparable quality. Of the securities allocated to this style, no more than 5 percent may be in any of the lowest permissible rating categories.

                    In order to manage its exposure to different types of investments, Conservative Balanced Fund may enter into interest rate, currency and mortgage swap agreements invested in the Short Maturity investment style and may purchase and sell interest rate caps, floors and collars. The Fund may also engage in certain strategies involving options (both exchange-traded and over-the-counter) to attempt to enhance the return on assets invested in this style and may attempt to reduce the overall risk of those assets or limit the uncertainty in the level of future foreign exchange rates (hedge) by using options and futures contracts and foreign currency forward contracts. The Fund's ability to use these strategies may be limited by market considerations, regulatory limits and tax considerations. In pursuing its Short Maturity investment style strategies, the Fund may write covered call and put options, buy put and call options, buy and sell interest rate and foreign currency futures contracts and buy options and write covered options on those futures contracts. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains a segregated account of liquid, high-grade debt instruments with a value at all times sufficient to cover the Fund's obligations under the option.

                    TEMPORARY ALLOCATIONS. In its discretion, the Adviser may increase or decrease the percentage of assets of each Balanced Fund that are invested in fixed income and equity securities. When the Adviser believes that a percentage reallocation will be of short duration (generally, up to 3 years), the Adviser may determine to achieve the economic equivalent of a reallocation without incurring securities transaction costs by using futures contracts rather than selling and purchasing securities. Under this strategy, to the extent of the percentage asset allocation change, the Fund would not be invested in nor subject to the risks related to the types of individual securities purchased in accordance with the various investment styles used by the Fund. Rather, the Fund would be invested in and subject to the risks related to futures contracts. For a description of futures contracts and their risks see "Appendix A:
                    Investments, Investment Strategies and Risk Considerations - Futures Contracts and Options."

-------------------------------------------------------------------------------

INVESTMENT          The five Fixed Income Funds invest primarily in fixed
POLICIES            income securities pursuant to the investment policies
                    described below. For a general description of fixed
                    income securities, see "Additional Investment
FIXED INCOME        Policies - Fixed Income Securities and Their
FUNDS               Characteristics" below. Each Fixed Income Fund except
                    Intermediate U.S. Government Fund may invest in foreign issuers. These investments may involve certain risks. See
                    "Investment Policies - Equity Funds - International Fund -
                    Foreign Investment Risks and Considerations."
page 24

INTERMEDIATE U.S. GOVERNMENT FUND seeks to attain its investment objective by investing primarily in fixed and variable rate U.S. Government Securities. Under normal circumstances, the Fund intends to invest at least 65 percent of its assets in U.S. Government Securities and may invest up to 35 percent of its assets in fixed income securities that are not U.S. Government Securities. The Fund emphasizes the use of intermediate maturity securities to lessen interest rate risk, while employing low risk yield enhancement techniques to add to the Fund's return over a complete economic or interest rate cycle.

The securities in which the Fund invests will include mortgage-backed and other asset-backed securities, although the Fund will limit these investments to not more than 50 percent and 25 percent, respectively, of its total assets. As part of its mortgage-backed securities investments, the Fund may enter into "dollar roll" transactions. Certain fixed income securities are "zero-coupon" securities and the Fund will limit its investment in these securities, except those issued through the U.S. Treasury's STRIPS program, to not more than 10 percent of the Fund's total assets. The Fund may also invest in securities that are restricted as to disposition under the Federal securities laws (sometimes referred to as "private placements" or "restricted securities"). In addition, the Fund may not invest more than 5 percent of its total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury. The Fund may make short sales and may purchase securities on margin (borrow money in order to purchase securities), which are considered speculative investment techniques. See "Appendix A:
Investments, Investment Strategies and Risk Considerations - Short Sales" and "- Purchasing Securities on Margin."

The Fund will only purchase securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Rating Organization, such as Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investors Services, Inc., or which are unrated and determined by the Adviser to be of comparable quality.

The Fund primarily will invest in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 12 years, and it is anticipated that the Fund's portfolio of securities will have an average dollar-weighted maturity of between 3 and 7 years. Under normal circumstances, the Fund's portfolio of securities will have a duration of between 75 percent and 125 percent of the duration of the Lehman Intermediate Government Bond Index, which is used as the Fund's benchmark index as described under "Other Information - Fund Performance." Duration is a measure of a debt securities average life that reflects the present value of the securities cash flow and, accordingly, is a measure of price sensitivity to interest rate changes ("duration risk"). Because earlier payments on a debt security have a higher present value, duration of a security, except a zero-coupon security, will be less than the security's stated maturity.

In order to manage its exposure to different types of investments, the Fund may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate caps, floors and collars. The Fund may also engage in certain strategies involving options (both exchange-traded and over-the-counter) to attempt to enhance the Fund's return and may attempt to reduce the overall risk of its investments ("hedge") by using options and futures contracts. The Fund's ability to use these strategies may be limited by market considerations, regulatory limits and tax considerations. The Fund may write covered call and put options, buy put and call options, buy and sell interest rate futures contracts, and buy options and write covered options on those futures contracts. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains a segregated account of liquid, high-grade debt instruments with a value at all times sufficient to cover the Fund's obligations under the option.

                    MANAGED FIXED INCOME FUND seeks to attain its investment objective by investing primarily in investment grade intermediate term obligations. The Fund invests in a diversified portfolio of fixed and variable rate U.S. dollar denominated fixed income securities of a broad spectrum of United States and foreign issuers, including U.S. Government Securities and the debt securities of financial institutions, corporations, and others. The Fund emphasizes the use of intermediate maturity securities to lessen duration risk (as described below), while employing low risk yield enhancement techniques to add to the Fund's return over a complete economic or interest rate cycle.

                    The securities in which the Fund invests include mortgage-backed securities and other asset-backed securities, although the Fund limits these investments to not more than 50 percent and 25 percent, respectively, of its total assets. As part of its asset-backed securities investments, the Fund may enter into "dollar roll" transactions and may purchase stripped mortgage-backed securities. The Fund may invest any amount of its assets in U.S. Government Securities, or in the securities of financial institutions, corporations, and others. The Fund may invest in securities that are restricted as to disposition under the Federal securities laws (sometimes referred to as "private placement" or "restricted securities"). In addition, the Fund may not invest more than 30 percent of its total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury.

                    The Fund may invest up to 10 percent of its total assets in participations purchased from financial institutions in loans or securities in which the Fund may invest directly. The Fund may also invest up to 10 percent of its total assets in each of (i) obligations issued or guaranteed by the governments of countries which the Adviser believes do not present undue risk or by those countries' political subdivisions, agencies or instrumentalities, (ii) obligations of supranational organizations and (iii) obligations of the states, territories or possessions of the United States and their subdivisions, authorities and corporations ("municipal securities").

                    The Fund only purchases securities that are rated, at the time of purchase, within the four highest long-term or two highest short-term rating categories assigned by a Nationally Recognized Statistical Rating Organization, such as Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investors Services, Inc., or which are unrated and determined by the Adviser to be of comparable quality.

                    The Fund invests in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 30 years and it seeks to maintain an average dollar-weighted portfolio maturity of between 3 and 7 years. Under normal circumstances, the Fund's portfolio of securities will have a duration within one-half year of the duration of the Shearson Lehman Intermediate Government/Corporate Bond Index, which is used as the Fund's benchmark index and described under "Other Information - Fund Performance." Duration is a measure of a debt securities average life that reflects the present value of the securities cash flow and, accordingly, is a measure of price sensitivity to interest rate changes ("duration risk"). Because earlier payments on a debt security have a higher present value, duration of a security, except a zero-coupon security, is less than the security's stated maturity.

                    In order to manage its exposure to different types of investments, the Fund may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate caps, floors and collars. The Fund may also engage in certain strategies involving options (both exchange-traded and over-the-counter) to attempt to enhance the Fund's return and may attempt to reduce the overall risk of its investments ("hedge") by using options and futures contracts. The Fund's ability to use these strategies may be limited by market considerations, regulatory limits and tax considerations. The Fund may write covered call and put options, buy put and call options, buy and sell interest rate futures contracts and buy options and write covered options on those futures contracts. An option is covered if, so long as the

Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains a segregated account of liquid, high-grade debt instruments with a value at all times sufficient to cover the Fund's obligations under the option.

TOTAL RETURN BOND FUND invests primarily in U.S. Government Securities, including mortgage-backed securities, and high-quality corporate fixed income securities. The Adviser's investment decisions are based on its analysis of major changes in the direction of interest rates rather than on attempts by the Adviser to predict short-term interest rate fluctuations. The Adviser also applies a contrarian perspective by looking for undervalued segments of the fixed income market which the Adviser believes offer opportunities for increased returns.

In making its investment decisions for the Fund, the Adviser focuses on the maturity structure and quality structure of the Fund's portfolio. When the Adviser's outlook is for rising interest rates and falling bond values, the majority of the Funds portfolio will be invested in securities with short-term maturities in an effort to take advantage of rising interest rates while minimizing the negative effect of falling bond prices. When the Adviser anticipates interest rates to fall and bond prices to increase, the Fund generally will be invested in securities with long-term maturities in an attempt to lock in high interest rates and capitalize on bond price appreciation. Accordingly, the average maturity of the Fund's portfolio will vary from 1 to 30 years.

The Fund may invest an unlimited amount of its assets in either corporate securities, including corporate bonds, debentures and notes, or U.S. Government Securities. The Fund will be invested to a greater degree in corporate securities, however, as the spread between corporate and U.S. Government Securities offers potential for incremental returns. The Fund limits its investments in variable or floating rate securities to 5 percent of its net assets. The Fund does not currently invest in mortgage-backed securities or enter "dollar roll" transactions, but reserves the right to do so in the future.

The Fund may invest in preferred stocks and securities convertible into common stock, but may not own the common stock underlying a convertible security. The Fund will only purchase securities (including convertible securities) that are rated, at the time of purchase, within the four highest long term or two highest short-term rating categories assigned by a Nationally Recognized Statistical Rating
Organization, such as Moody's Investors Service, Inc.,
Standard & Poor's Corporation and Fitch Investors Services,
Inc., or which are unrated and determined by the Adviser to be of comparable quality.

STABLE INCOME FUND seeks to maintain safety of principal while providing low volatility total return by investing primarily in investment grade short-term obligations. The Fund invests in a diversified portfolio of fixed and variable rate U.S. dollar denominated fixed income securities of a broad spectrum of United States and foreign issuers, including U.S. Government Securities and the debt securities of financial institutions, corporations, and others.

The securities in which the Fund invests include mortgage-backed and other asset-backed securities, although the Fund limits these investments to not more than 60 percent and 25 percent, respectively, of its total assets. In addition, the Fund limits its holdings of mortgage-backed securities that are not U.S. Government Securities to 25 percent of its total assets. The Fund may invest any amount of its assets in U.S. Government Securities, but under normal circumstances less than 50 percent of the Fund's total assets are so invested. The Fund may invest in securities that are restricted as to disposition under the Federal securities laws (sometimes referred to as "private placements" or "restricted securities"). In addition, the Fund may not invest more than 25 percent of its total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury, and may not invest more than 10 percent of its total assets in the securities of any other issuer.

                    The Fund only purchases those securities that are rated, at the time of purchase, within the three highest long-term or two highest short-term rating categories assigned by a Nationally Recognized Statistical Rating Organization, such as Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investors Services, Inc., or which are unrated and determined by the Adviser to be of comparable quality.

                    The Fund invests in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 12 years and seeks to maintain an average dollar-weighted portfolio maturity of between 2 and 5 years.

                    In order to manage its exposure to different types of investments, the Fund may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate caps, floors and collars. The Fund may also engage in certain strategies involving options (both exchange-traded and over-the-counter) to attempt to enhance the Fund's income and may attempt to reduce the overall risk of its investments or limit the uncertainty in the level of future foreign exchange rates (hedge) by using options and futures contracts and foreign currency forward contracts. The Fund's ability to use these strategies may be limited by market considerations, regulatory limits and tax considerations. The Fund may write covered call and put options, buy put and call options, buy and sell interest rate and foreign currency futures contracts and buy options and write covered options on those futures contracts. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains a segregated account of liquid, high-grade debt instruments with a value at all times sufficient to cover the Fund's obligations under the option.

                    READY CASH INVESTMENT FUND invests in a broad spectrum of high-quality, short-term money market instruments of United States and foreign issuers that are determined by the Adviser, pursuant to procedures adopted by the Board, to be eligible for purchase and to present minimal credit risks. These instruments may be U.S. Government Securities or the securities of financial institutions, corporations, foreign governments, municipal governments, supranational organizations and others. The Fund may invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940) and will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Fund may purchase securities with ultimate maturities of greater than 397 days only in accordance with Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased.

                    The securities in which the Fund invests will include mortgage-related securities, asset-backed securities and participation interests and may have variable or floating rates of interest or principal. Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities, the Fund will not invest more than 5 percent of its total assets in the securities of any one issuer. In addition, to ensure adequate liquidity, the Fund may not invest more than 10 percent of its net assets in illiquid securities. Under the supervision of the Board, the Adviser determines and monitors the liquidity of portfolio securities.

                    High-quality instruments include those that (i) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in one of the two highest rating categories by two Nationally Recognized Statistical Rating Organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO or (ii) are otherwise unrated and determined by the Adviser to be of comparable quality. The Fund will invest at least 95 percent of its total assets in securities in the highest rating category (as determined pursuant to Rule 2a-7).

-------------------------------------------------------------------------------

All investment policies of a Fund that are designated as              ADDITIONAL
fundamental, and each Fund's investment objective, may not be         INVESTMENT
changed without approval of the holders of a majority of                POLICIES
the Fund's outstanding voting securities. A majority of a Fund's outstanding voting securities means the lesser of 67 percent of the shares of the Fund present or represented at a shareholders' meeting at which the holders of more than 50 percent of the shares are present or represented, or more than 50 percent of the outstanding shares of the Fund.
Except as otherwise indicated, investment policies of the Funds are not fundamental and may be changed by the Board without shareholder approval.

INVESTMENT LIMITATIONS. The Funds have adopted the investment limitations listed below, each of which is a nonfundamental policy except as noted. These policies relate to each Fund and, unless otherwise noted, not to a portion of a Fund invested in a particular investment style. Other investment limitations, including additional provisions with respect to the limitations listed below, are described in the SAI.

     DIVERSIFICATION. Each Fund is a "diversified" portfolio as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a fundamental policy, with respect to 75 percent of its assets, no Fund may purchase a security (other than a U.S. Government Security) if, as a result, (i) more than 5 percent of the Fund's total assets would be invested in the securities of a single issuer or (ii) the Fund would own more than 10 percent of the outstanding voting securities of any single issuer. International Fund may invest up to 100 percent of its investment assets in the International Portfolio and each other Fund (except Ready Cash Investment
Fund) reserves the right to invest all or a portion of its assets in another diversified, open-end investment company with substantially the same investment objective and policies as the Fund.

     CONCENTRATION. Except as noted below, each of the Funds is prohibited from concentrating its assets in the securities of issuers in any industry. As a fundamental policy, no Fund may purchase securities if, immediately after the purchase, more than 25 percent of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry. This limit does not apply to investments in U.S. Government Securities, foreign government securities, repurchase agreements covering U.S. Government Securities or investment company securities. Under normal circumstances, Ready Cash Investment Fund will invest more than 25 percent of its total assets in the obligations of domestic and foreign financial institutions and their holding companies. This concentration may result in increased exposure to risks pertaining to the financial institution industry. These risks include a sustained increase in interest rates, which can adversely affect the availability and cost of a bank's lending activities; exposure to credit losses during times of economic decline; concentration of loan portfolios in certain industries; regulatory developments; and competition among financial institutions.

     ILLIQUID SECURITIES. Each of the Funds limits its purchase of illiquid securities. No Fund may knowingly acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 15 percent (10 percent for Ready Cash Investment Fund) of the Fund's net assets taken at current value would be invested in securities which are not readily marketable. Illiquid investments include securities that are illiquid by virtue of legal or contractual restrictions on the sale of such securities and repurchase agreements not entitling the holder to principal within 7 days. Under the supervision of the Board, the Advisers determine and monitor the liquidity of portfolio securities.

     BORROWING AND LENDING. As a fundamental policy, each Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 1/3 percent of the value of the Fund's total assets as computed immediately after the borrowing.
Borrowing for other than temporary or emergency purposes or meeting redemption requests is limited to 5 percent of the value of each Fund's total assets except in the case of Intermediate U.S. Government Fund, Managed Fixed Income Fund and, with respect to their assets invested in the Managed Fixed Income Fund investment style, the Balanced Funds. When a Fund establishes a segregated account to limit the amount of leveraging of the Fund with respect to certain investment techniques, the Fund does not treat those techniques as involving borrowings (although they may have characteristics and risks similar to borrowings and result in the Fund's assets being leveraged). See "Appendix A: Investments, Investment Strategies and Risk Considerations - Borrowing" and "Techniques Involving Leverage." As a fundamental policy, no Fund may make loans except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments for the Fund.

                         MARGIN AND SHORT SALES. Except for Intermediate U.S.
                    Government Fund, no Fund may purchase securities on margin or make short sales of securities, except short sales against the box. These prohibitions do not restrict the Funds' ability to use short-term credits necessary for the clearance of portfolio transactions and to make margin deposits in connection with permitted transactions in options and futures contracts.

                    TEMPORARY DEFENSIVE POSITION. When business or financial conditions warrant, each Fund may assume a temporary defensive position and invest all or any portion of their assets in cash or in cash equivalents, including (i) short-term U.S. Government Securities, (ii) prime quality short-term instruments of commercial banks, (iii) prime quality commercial paper, (iv) repurchase agreements with banks and broker-dealers covering any of the securities in which the Fund may invest directly and (v) shares of money market mutual funds. During periods when and to the extent that a Fund has assumed a temporary defensive position, it may not be pursuing its investment objective. The Funds may from time to time maintain investments in cash and cash equivalents pending investment in securities. The International Portfolio and, with respect to the portion of their assets managed by Schroder, Diversified Equity Fund, Growth Equity Fund and each Balanced Fund, may hold cash and bank instruments denominated in any major foreign currency. Prime quality refers to the two highest short-term ratings of a Nationally Recognized Statistical Rating Organization.

                    COMMON INVESTMENT TECHNIQUES. Each of the Funds may enter into repurchase agreements (for reasons other than temporary defensive purposes) and reverse repurchase agreements, may lend their portfolio securities and may purchase portfolio securities on a when-issued or forward commitment basis. It is currently anticipated that the Equity Funds will not enter into reverse repurchase agreements or purchase portfolio securities on a when-issued or forward commitment basis to any material extent.

                    FIXED INCOME SECURITIES AND THEIR CHARACTERISTICS. Although each Fund only invests in investment grade fixed income securities, including money market instruments, an investment in a Fund is subject to risk even if all fixed income securities in the Fund's portfolio are paid in full at maturity. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

                    The market value of the interest-bearing debt securities held by the Funds will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Fixed income securities include those issued by the governments of foreign countries or by those countries' political subdivisions, agencies or instrumentalities as well as by supranational organizations such as the International Bank for Reconstruction and Development. To the extent otherwise permitted, the Funds may invest in these securities if the Adviser or Schroder believes that the securities do not present risks inconsistent with a Fund's investment objective.

     RATING MATTERS. The Fixed Income Funds and, with respect to their assets invested in fixed income investment styles, the Balanced Funds, will invest in securities rated in the categories described in "Investment Objectives, Policies and Risk Considerations - Investment Policies - Fixed Income Funds." The Funds also may purchase unrated securities if the Adviser determines the security to be of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. Each Fund may retain a security whose rating has been lowered below the Fund's lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the Fund's lowest permissible rating category) if the Adviser or Schroder determines that retaining the security is in the best interests of the Fund.

The Fund's investments are subject to "credit risk" relating to the financial condition of the issuers of the securities that the Funds hold. To limit credit risks, the Funds (other than Ready Cash Investment Fund) may only invest in securities that are investment grade - rated in the top four long-term investment grades by a Nationally Recognized Statistical Rating Organization ("NRSRO") or in the top two short-term investment grades by an NRSRO. Accordingly, the lowest permissible long-term investment grades for corporate bonds, including convertible bonds, are Baa in the case of Moody's Investor Services, Inc. ("Moody's") and BBB in the case of Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"); the lowest permissible long-term investment grades for preferred stock are Baa in the case of Moody's and BBB in the case of S&P and Fitch; and the lowest permissible short-term investment grades for short-term debt, including commercial paper, are Prime-2 (P-2) in the case of Moody's, A-2 in the case of S&P and F-2 in the case of Fitch. A further description of the rating categories of certain NRSROs is contained in the SAI. All these ratings are generally considered to be investment grade ratings, although Moody's indicates that securities with long-term ratings of Baa have speculative characteristics.

     VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Funds invest may have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to maintain a stable net asset value. Similarly to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to Treasury or other government securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities (including mortgage-backed securities) pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security's, and thus the Fund's, yield, it may also increase the volatility of the security's market value.

                    There may not be an active secondary market for any particular floating or variable rate instrument; this could make it difficult for a Fund to dispose of the instrument during periods of market volatility or economic uncertainty or if the issuer's credit became impaired at a time when the Fund was not entitled to exercise any demand rights it might have. A Fund could, for this or other reasons, suffer a loss with respect to the instrument. The Advisers monitor the liquidity of the Funds' investments in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist at any time. Ready Cash Investment Fund also may purchase variable and floating rate demand notes which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay their outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

                    Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Funds intend to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Advisers may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that an Adviser will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

-------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
-------------------------------------------------------------------------------


The business of the Trust is managed under the direction of the Board of Trustees. The Board formulates the general policies of the Funds and generally meets quarterly to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Funds and the Trust. In order to minimize potential conflicts of interest, only one trustee of Core Trust, John Y. Keffer, is also a trustee of the Trust. The SAI contains general background information about the trustees and officers of the Trust and Core Trust. The Board consists of five members:

John Y. Keffer, Chairman: President and Director of Forum
Financial Services, Inc.

James C. Harris: President and sole Director of James C.
Harris & Co., Inc., a financial consulting firm.

Richard M. Leach: Chief Executive Officer of Tee Box Company, a golf equipment manufacturer, and President of Richard M.
Leach Associates, a financial consulting firm.

Robert C. Brown: Director of Federal Farm Credit Banks
Funding Corporation and Farm Credit System Financial
Assistance Corp.

Donald H. Burkhardt: Principal of The Burkhardt Law Firm.

-------------------------------------------------------------------------------

NORWEST INVESTMENT MANAGEMENT. The Adviser serves as                  INVESTMENT
investment adviser of each Fund pursuant to investment                  ADVISORY
advisory agreements between Norwest and the Trust. Subject              SERVICES
to the general supervision of the Board, the Adviser makes investment decisions for each Fund and continuously reviews, supervises and administers each Fund's investment program or oversees the investment decisions of the investment subadviser, as applicable. The Adviser is a part of Norwest, which is a subsidiary of Norwest Corporation, a multi-bank holding company incorporated under the laws of Delaware in 1929. As of December 31, 1994, Norwest Corporation was the
15th largest bank holding company in the United States in terms of assets. Norwest became a subsidiary of Norwest
Corporation in 1929 and, as of December 31, 1994, the Adviser managed or provided investment advice with respect to assets totaling approximately $10.7 billion. Except for the fees paid to Norwest, each investment advisory agreement is the same in all material respects.

SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. Subject to the Adviser's general oversight, Schroder, through its London, England branch, acts as investment subadviser to International Fund, Diversified Equity Fund, Growth Equity Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund pursuant to investment subadvisory agreements among the Trust, Norwest and Schroder. Under these agreements, Schroder makes investment decisions for each Fund and continuously reviews, supervises and administers each Fund's investment program with respect to that portion, if any, of the respective Fund's portfolio that the Adviser believes should be invested using International Fund's investment philosophy. Each investment subadvisory agreement is the same in all material respects. Through its management of International Portfolio, Schroder manages the entire portfolio of International Fund.

Schroder, whose principal business address is 787 Seventh Avenue, New York, New York 10019, is registered with the SEC as an investment adviser and is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial services companies (referred to as the "Schroder Group") and has associated companies and branch and representative offices located in seventeen countries worldwide. The Schroder Group specializes in providing investment management services and has assets under management currently in excess of $75 billion.

                    CRESTONE CAPITAL MANAGEMENT, INC. To assist Norwest in carrying out its obligations under the investment advisory agreement with respect to Small Company Stock Fund, Norwest has entered into an investment subadvisory agreement among the Trust, Norwest and Crestone. Crestone, which is located at 7720 East Belleview Avenue, Suite 220, Englewood, Colorado 80111, is a subsidiary of Norwest and is registered with the SEC as an investment adviser. Crestone provides investment advice regarding companies with small capitalization to various clients, including institutional investors. As of October 1, 1994, Crestone managed assets with a value of approximately $100 million.

                    Pursuant to its agreement, Crestone makes investment decisions for Small Company Stock Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using Crestone as investment subadviser. Currently, Crestone manages the entire portfolio of the Fund and has since the Fund's inception. The Adviser supervises the performance of Crestone, including Crestone's adherence to the Fund's investment objective and policies and pays Crestone a fee for its investment subadvisory services.

                    INTERNATIONAL FUND. International Fund may withdraw its investment from International Portfolio, for which Schroder serves as investment adviser, at any time if the Board determines that it is in the best interests of International Fund and its shareholders to do so. See "Other Information - Core Trust Structure." Accordingly, International Fund has retained the Adviser as its investment adviser and Schroder as its investment subadviser to manage the Fund's assets in the event International Fund so withdraws its investment. Neither the Adviser or Schroder will receive any advisory or subadvisory fees with respect to International Fund as long as International Fund remains completely invested in International Portfolio or any other investment company.

                    Schroder acts as investment adviser to International Portfolio pursuant to an advisory agreement with Core Trust. Subject to the general supervision of Core Trust's board of trustees, Schroder makes investment decisions for International Portfolio and continuously reviews, supervises and administers International Portfolio's investment program. The investment advisory agreement between Schroder and Core Trust with respect to International Portfolio is the same in all material respects as the Funds' investment subadvisory agreements except as to the parties, the circumstances under which fees will be paid and the jurisdiction whose laws govern the agreement.

                    CORE TRUST BLENDED PORTFOLIOS. As noted under "Investment Policies - Investment in Core Trust," the five Blended Funds invest their assets which are managed in a small company, index and international investment style in three Blended Portfolios of Core Trust - Small Company Portfolio, Index Portfolio and International Portfolio II. Each Blended Fund may withdraw its investment from a Blended Portfolio at any time that the Board determines it is in the best interests of the Blended Fund and its shareholders to do so. See "Other Information - Core Trust Structure." Norwest serves as investment adviser to Small Company Portfolio and Index Portfolio and Schroder serves as investment adviser to International Portfolio II pursuant to separate advisory agreements with Core Trust. Subject to the general supervision of Core Trust's board of trustees, Norwest and Schroder perform services for the Blended Portfolios similar to those performed for the Trust under its investment advisory agreements.

                    PORTFOLIO MANAGERS. Many persons on the advisory staff of each of the Adviser, Crestone and Schroder contribute to the investment advisory services provided to the Funds, International Portfolio and the three Blended Portfolios of Core Trust, as applicable. The following persons, however, are primarily responsible for the day-to-day management of the Funds' investment portfolios and, unless otherwise noted, have been since inception of the Funds:

     CONTRARIAN STOCK FUND - W. Lon Schreur, CFA, Vice
President of Norwest since 1993. Mr. Schreur is also
President of United Capital Management, a part of Norwest
Bank Colorado, N.A., a position which he has held for 16 years.

     SMALL COMPANY STOCK FUND - Mr. Kirk McCown, CFA, founder, President and a Director of Crestone, which was incorporated in 1990. Prior thereto, Mr. McCown was Senior
Vice President of Reich & Tang, L.P.

     SMALL COMPANY GROWTH FUND - Robert B. Mersky, Senior Portfolio Manager and an Officer of Norwest and President of Peregrine Capital Management, Inc. Mr. Mersky has held various investment management positions with Norwest or its affiliates, including Peregrine, since 1977. From 1980 to 1984 he was head of investments for Norwest.

     LARGE COMPANY GROWTH FUND - John S. Dale, Senior Portfolio Manager and an Officer of Norwest and Senior Vice President of Peregrine Capital Management, Inc. Mr. Dale has held various investment management positions with Norwest or its affiliates, including Peregrine, since 1968. From 1984 to 1987 he was a Senior Vice President and Manager of Equity Advisors for Norwest.

     INTERNATIONAL FUND - International Fund invests all of its assets in the International Portfolio and, accordingly, there is currently no portfolio manager for this Fund. Mr.
Mark J. Smith, First Vice President and Director of Schroder since April 1993, however, is responsible for the day-to-day management of the International Portfolio's investment portfolio. Mr. Smith has been associated with Schroder or its affiliates since 1983 in various positions, including portfolio manager of other mutual funds and pooled investment vehicles that invest in international securities. Mr. Smith also serves as portfolio manager of International Portfolio II.

     INCOME EQUITY FUND - David L. Roberts, Senior Vice
President of Norwest since 1991. Mr. Roberts has been associated with Norwest for 20 years in various investment related capacities.

     INDEX FUND - No single person at the Adviser acts as portfolio manager of the Fund.

     INTERMEDIATE U.S. GOVERNMENT FUND - Karl P. Tourville, Vice President of Norwest since 1989. Mr. Tourville has been associated with Norwest since 1986. As of December 31, 1994, Mr. Tourville was responsible for the management of over $1.3 billion in pooled fixed income assets.

     MANAGED FIXED INCOME FUND - William D. Giese, Senior Portfolio Manager and an officer of Norwest and Senior Vice President of Peregrine Capital Management, Inc. Mr. Giese has been a portfolio manager with Peregrine for 10 years and has approximately 20 years experience in the fixed income securities management business.

     TOTAL RETURN BOND FUND - Mr. David B. Kinney, Vice
President and Senior Portfolio Manager of Norwest, has been associated with Norwest since 1981. Mr. Kinney has been portfolio manager of the Fund since its inception and commenced serving as a portfolio manager of each Blended
Fund on June 1, 1995.

     STABLE INCOME FUND - Karl P. Tourville, Vice President of Norwest since 1989. Mr. Tourville has been associated with Norwest since 1986. As of December 31, 1994, Mr. Tourville was responsible for the management of over $1.3 billion in pooled fixed income assets.

     READY CASH INVESTMENT FUND - David D. Sylvester and Laurie R. White. Mr. Sylvester has been associated with Norwest for 15 years, the last 7 years as a Vice President and Senior Portfolio Manager. He has over 20 years experience in managing fixed income securities portfolios. Ms. White has been a Vice President and Senior Portfolio Manager of Norwest since 1991; from 1989 to 1991 she was a Portfolio Manager at Richfield Bank and Trust. As of December 31, 1994, Mr. Sylvester and Ms. White were responsible for the management of over $5.0 billion of short and intermediate-term fixed income securities.

                         SHORT MATURITY INVESTMENT STYLE - David D. Sylvester
                    and Laurie R. White. For a description of Mr. Sylvester and Ms. White, see "Ready Cash Investment Fund" above.

                         SMALL COMPANY INVESTMENT STYLE AND SMALL COMPANY
                    PORTFOLIO - Kirk McCown and Robert B. Mersky. For a description of Mr. McCown and Mr. Mersky, see "Small Company Stock Fund" and "Small Company Growth Fund" above. Mr. McCown commenced serving as a portfolio manager of each Blended Fund and Small Company Portfolio on June 1, 1995.

                         POSITIVE RETURN INVESTMENT STYLE - William D. Giese,
                    Senior Portfolio Manager and an officer of Norwest and Senior Vice President of Peregrine Capital Management, Inc. For a description of Mr. Giese see "Managed Fixed Income Fund" above. Mr. Giese commenced serving as a portfolio manager of each Blended Fund on June 1, 1995.

                    The day-to-day management of the portfolios of Diversified Equity Fund, Growth Equity Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund is performed by the portfolio managers listed above with respect to the portion of the Fund's portfolio that is invested using the investment style of another Fund. In addition, the portfolio managers responsible for the management of a Blended Funds' assets allocated to the Small Company investment style, Positive Return investment style and Short Maturity investment style are listed above:

                    As an example, there are 4 portfolio managers of Growth Equity Fund: Mr. McCown and Mr. Mersky are responsible for the Fund's assets invested in accordance with Small Company investment style, Mr. Dale is responsible for the Fund's assets invested in accordance with Large Company Growth Fund investment style and Mr. Smith of Schroder is responsible for the Fund's assets invested in accordance with International Fund's investment style. Cash balances of each Fund, except International Fund, are managed by Mr. Sylvester and Ms. White, the portfolio managers for Ready Cash Investment Fund.

-------------------------------------------------------------------------------

ADVISORY FEES       The investment advisory fees payable to Norwest by the Trust with respect to each Fund (and payable to Schroder by Core
                    Trust with respect to International Portfolio) are based on the average daily net assets of the respective Fund (or
                    International Portfolio) at the following annual rates:

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                     ADVISORY FEE RATE
----------------------------------------------------------------------------------------------------
Diversified Equity Fund. . . . . . 0.65%          Conservative Balanced Fund . . . . . . . .0.45%
Growth Equity Fund . . . . . . . . 0.90%          Moderate Balanced Fund . . . . . . . . . .0.53%
Large Company Growth Fund. . . . . 0.65%          Growth Balanced Fund . . . . . . . . . . .0.58%
Small Company Growth Fund. . . . . 0.90%          Intermediate U.S. Government Fund. . . . .0.33%
International Fund . . . . . . . . 0.45%          Total Return Bond Fund . . . . . . . . . .0.50%
Income Equity Fund . . . . . . . . 0.50%          Managed Fixed Income Fund. . . . . . . . .0.35%
Index Fund . . . . . . . . . . . . 0.15%          Stable Income Fund . . . . . . . . . . . .0.30%


                             First $300 million       Next $400 million     Remaining
                                 of assets                of assets           assets
Contrarian Stock Fund                 0.80%                 0.76%               0.72%
Small Company Stock Fund              1.00%                 0.96%               0.92%
Ready Cash Investment Fund            0.40%                 0.36%               0.32%
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

* Until further notice, Norwest has agreed to waive its advisory fee with respect to Ready Cash Investment Fund to the extent the fee exceeds 0.30 percent of the Fund's average annual daily net assets.

The advisory agreement for International Fund provides for an advisory fee payable to the Adviser of 0.85 percent of the average annual daily net assets of the Fund in the event that the Fund is not completely invested in International Portfolio or another investment company. As International Fund currently invests all of its assets in International Portfolio, no fees are payable under that agreement. Pursuant to the investment subadvisory agreements, the Adviser (and not the Trust) pays Schroder and Crestone a fee for their investment subadvisory services; however, that compensation does not increase the amount paid by the Trust to the Adviser pursuant to the Adviser's investment advisory agreements.

With respect to International Portfolio, for services under its advisory agreement, Schroder receives from Core Trust an advisory fee of 0.45 percent of International Portfolio's average annual daily net assets.

With respect to Small Company Portfolio and Index Portfolio of Core Trust, for services under its investment advisory agreements, Norwest receives from Core Trust advisory fees of
0.90 percent and 0.15 percent of the respective Portfolio's average annual daily net assets. For its services under its investment advisory agreement, with respect to International Portfolio II of Core Trust, Schroder receives from Core Trust an advisory fee of 0.45 percent of International Portfolio
II's average annual daily net assets. Norwest waives all of the advisory fees payable by Small Company Portfolio and Index Portfolio. Schroder does not receive a subadvisory fee from any Blended Fund to the extent that such Fund's assets are invested in International Portfolio II, and Norwest reimburses International Portfolio II the amount of the advisory fee the Portfolio pays to Schroder. Accordingly, duplicative investment advisory fees are not incurred by any Fund.

Advisory fees are accrued daily and paid monthly. The advisory fees for Growth Equity Fund, Contrarian Stock Fund, Small Company Stock Fund and Small Company Growth Fund and the combined advisory and administrative services fees for International Fund are higher than those paid by most investment companies of all types to their advisers, but the Trust believes that the fees are appropriate for these Funds considering their investment objectives and policies.

-------------------------------------------------------------------------------

ADMINISTRATION AND DISTRIBUTION SERVICES. Subject to the          ADMINISTRATIVE
supervision of the Board, Forum Financial Services, Inc.               AND OTHER
("Forum") supervises the overall management of the Trust                SERVICES
(other than portfolio management), including the Trust's receipt of services for which the Trust is obligated to pay, and provides the Trust with general office facilities pursuant to a management agreement with the Trust. Forum provides persons satisfactory to the Board to serve as officers of the Trust. As of the date of this Prospectus, Forum acted as manager and distributor of registered investment companies and collective trust funds with assets of approximately $9.0 billion. Forum, whose principal business address is 61 Broadway, New York, New York 10006, is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc. As of the date hereof, Forum is controlled by John Y.
Keffer, Chairman and President of the Trust.

For its management services and facilities, Forum receives a fee at an annual rate of 0.10 percent of the average daily net assets of each Fund (0.20 percent for Contrarian Stock Fund, Small Company Stock Fund, Total Return Bond Fund and Ready Cash Investment Fund). Forum also serves as administrator of Core Trust and provides administrative services for the International Portfolio and each Blended Portfolio that are similar in nature to those provided to the Funds. For its administrative services, Forum is compensated by Core Trust at an annual rate of 0.15 percent of the average daily net assets of International Portfolio and at an annual rate of 0.10 percent of the average daily net assets of each Blended

                    Portfolio. Forum will waive the amount of its management fee that it would otherwise be entitled to receive from a Blended Fund for that portion of the assets of the Blended Fund invested in a Blended Portfolio. Forum's management and administration fees are accrued daily and paid monthly.

                    In addition, pursuant to a separate services agreement, Norwest receives a fee at an annual rate of 0.25 percent of the average annual daily net assets of International Fund. Under this agreement, Norwest is responsible for compiling data for and preparing communications between the Fund and its shareholders, maintaining requisite information flows between the Fund and the investment adviser to International Portfolio, monitoring and reporting to the Board on the performance of International Portfolio and reimbursing the Fund for certain excess expenses. No fees are payable under this service agreement in the event that the International Fund is not completely invested in International Portfolio or another investment company. International Fund incurs total management and administrative fees at a higher rate than the other Funds due in part to the nature of the Fund's structure and the Fund's investment policies.

                    Pursuant to a separate distribution agreement with the Trust, Forum acts as the agent of the Trust in connection with the offering of the shares of the Funds. Forum receives no payments for its services as distributor of the Shares. In addition, no Fund and no Portfolio of Core Trust has adopted a Rule 12b-1 Plan applicable to the Shares and, accordingly, no Fund incurs any distribution expenses. Forum also provides accounting services to the Funds and to Core Trust.

                    SHAREHOLDER SERVICING AND CUSTODY. Norwest serves as transfer agent and dividend disbursing agent for the Trust (in this capacity, the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Trust (unless such accounts are maintained by sub-transfer agents or processing agents), performs other transfer agency and shareholder servicing functions for the Trust, and acts as dividend disbursing agent for the Trust. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Trust's shareholders to one or more qualified sub-transfer agents or processing agents, which may be its or Forum's affiliates, who agree to comply with the terms of the Transfer Agent's agreement with the Trust. The Transfer Agent is permitted to compensate those agents for their services; however, no such compensation may increase the aggregate amount of payments by the Trust to the Transfer Agent. For its services, Norwest is compensated at the annual rate of 0.25 percent of each Fund's average annual daily net assets attributable to the Shares. In the case of Ready Cash Investment Fund, Norwest is compensated at an annual rate of 0.10 percent of the Fund's average annual daily net assets attributable to Institutional Shares and may be reimbursed for certain expenses related to its transfer agency services.

                    Norwest also serves as the Trust's custodian and may appoint subcustodians for the foreign securities and other assets held in foreign countries. Except as noted below, Norwest currently receives no additional compensation for its custodial services, but the Funds will incur the expenses and costs of any subcustodian. International Fund and, to the extent they invest in the International Fund investment style, each Blended Fund indirectly incurs its pro rata portion of the custodial fees of Core Trust. The Chase Manhattan Bank, N.A. serves as custodian of International Portfolio and International Portfolio II and is paid a fee by Core Trust for its services. Norwest serves as custodian of Small Company Portfolio and Index Portfolio and currently receives no additional compensation for its custodial services with respect to those Portfolios. Norwest is compensated for providing custodian services to each of Contrarian Stock Fund, Small Company Stock Fund, Total Return Bond Fund and Ready Cash Investment Fund at a rate up to 0.05 percent of the Fund's average annual daily net assets.

-------------------------------------------------------------------------------

Each Fund, as well as each Portfolio of Core Trust, is               EXPENSES OF
obligated to pay for all of its expenses, although Norwest             THE FUNDS
has agreed to reimburse the Trust for certain of each Fund's operating expenses which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. For an estimate of each Fund's expenses for the current fiscal year, see "Summary - Expenses of Investing in the Funds." These expenses include: interest charges; taxes; brokerage fees and commissions; certain insurance premiums; applicable fees and expenses under the Trust's or Core Trust's contracts with the Advisers, Forum, the Transfer Agent and any custodian; fees of pricing, interest, dividend, credit and other reporting services;
costs of membership in trade associations; auditing, legal and compliance expenses; costs of preparing and printing the Trust's prospectuses, statements of additional information and shareholder reports and delivering them to existing shareholders; compensation of certain of the Trust's or Core
Trust's trustees, officers and employees and other personnel performing services for the Trust or Core Trust; and registration fees and related expenses.

Each Fund's expenses comprise Trust expenses attributable to the Fund and expenses not attributable to any particular portfolio of the Trust, which are allocated among the Funds and all other portfolios of the Trust in proportion to their average net assets. International Fund's expenses include the Fund's pro rata share of the operating expenses of International Portfolio, which are borne indirectly by International Fund's shareholders. Although the Blended Portfolio's do not incur investment advisory fees, they do incur other administrative and operating expenses. While the Blended Portfolios expenses are not borne directly by the Blended Funds, those expenses have the effect of reducing the net investment income of the Blended Portfolios. The estimated expenses of the Blended Portfolios for the current fiscal year, as a percentage of average net assets, are Small Company Portfolio, 0.17 percent, Index Portfolio, 0.16 percent and International Portfolio II, 0.25 percent. Each Blended Fund will incur its pro rata share of the Blended Portfolios' expenses, but only to the extent it invests in a Blended Portfolio.

The Advisers, Forum, the Transfer Agent and any other service provider to the Funds, International Portfolio or a Blended Portfolio may elect to waive all or a portion of their fees. Any such waivers will have the effect of increasing a Fund's performance for the period during which the waiver was in effect. No fee waivers may be recouped at a later date. Other than investment advisory fees, any fee paid by the Trust or Core Trust may be increased by the Board or the board of trustees of Core Trust without shareholder approval.

Each service provider to the Trust or their agents or affiliates may also act in various capacities for, and receive compensation from, their customers who are shareholders in a Fund. Under agreements with those customers, these entities may elect to credit against the fees payable to them by their customers or to rebate to customers all or a portion of any fee received from the Trust with respect to assets of those customers invested in the Funds.

-------------------------------------------------------------------------------
                                  PURCHASES AND
                              REDEMPTIONS OF SHARES
-------------------------------------------------------------------------------


                    Shares of each Fund are continuously sold and redeemed at a price equal to their net asset value on each Fund Business Day (as defined below) without charge. All transactions in Fund Shares are effected through the Transfer Agent, which accepts orders for purchases and redemptions only from shareholders of record and new investors. Shareholders of record receive periodic statements from the Trust listing all account activity during the statement period. Trust Shares of a Fund are offered exclusively to fiduciary, agency and custodial clients of bank trust departments, trust companies and their affiliates.


-------------------------------------------------------------------------------

PURCHASE AND        PURCHASES AND REDEMPTIONS THROUGH FINANCIAL INSTITUTIONS.
REDEMPTION          Shares may be purchased and redeemed (and in the case of
PROCEDURES          Plans, generally will be purchased and redeemed) through
                    certain banks, trust companies and their affiliates, including Norwest and its affiliates ("Processing
                    Organizations"). Processing Organizations may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

                    Investors who purchase shares through a Processing Organization will be subject to the procedures of their Processing Organization, which may include limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in a Fund directly. These investors should acquaint themselves with their Processing Organization procedures and should read this Prospectus in conjunction with any materials and information provided by their Processing Organization. Customers who purchase a Fund's shares through a Processing Organization may or may not be the shareholder of record and, subject to their Processing Organization's and the Funds' procedures, may have Fund shares transferred into their name. Under their arrangements with the Trust, broker-dealer Processing Organizations are not generally required to deliver payment for purchase orders until several business days after a purchase order has been received by a Fund. Certain other Processing Organizations may also enter purchase orders with payment to follow.

                    Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with such confirmations and periodic statements as may be required by law or agreed to between the Processing Organization and its customers. The Trust is not responsible for the failure of any Processing Organization to carry out its obligations to its customer. Certain states permit shares of the Funds to be purchased and redeemed only through registered broker-dealers, including the Funds' distributor.

                    INITIAL PURCHASES OF SHARES. Investors may obtain the account application form necessary to open an account by writing the Trust at the address listed on page 2 of the Prospectus.

                    To participate in shareholder services not referenced on the account application form and to change information on a shareholder's account (such as addresses), investors or existing shareholders should contact the Trust. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and to charge a fee for certain shareholder services, although no such fees are currently contemplated. Any privilege and participation in any program may be terminated by the shareholder at any time by writing to the Trust.

                         BY MAIL. Investors may send a check made payable to the
                    Trust along with a completed account application form to the Trust at the address listed below. Checks are accepted at full value subject to collection. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into Federal funds within two business days after receipt of the check. Checks drawn on some non-member banks may take longer.

     BY BANK WIRE. To make an initial investment in a Fund using the wire system for transmittal of money among banks, an investor should first telephone the Trust Transfer Agent at 612-667-8833 or 800-338-1348 to obtain an account number. The investor should then instruct a bank to wire the investor's money immediately to:

     Norwest Bank Minnesota, N.A.
     ABA 091 000 019
     For Credit to: Norwest Funds 0844-131
     Re: [Name of Fund], [Advantage Shares/Trust Shares/
          Institutional Shares]
     Account Number:
     Account Name:

The investor should then promptly complete and mail the account application form. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for the use of Federal funds. The Trust does not charge investors for the receipt of wire transfers. Payment by bank wire is treated as a Federal funds payment when received.

SUBSEQUENT PURCHASES OF SHARES. Subsequent purchases may be made by mailing a check, by sending a bank wire or through the shareholder's Processing Organization as indicated above. All payments should clearly indicate the shareholder's name and account number.

REDEMPTIONS OF SHARES. Shareholders that wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application form. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

     BY MAIL. Shareholders may redeem shares by sending a written request to the Transfer Agent accompanied by any share certificate that may have been issued to the shareholder to evidence the shares being redeemed. All written requests for redemption must be signed by the shareholder with signature guaranteed, and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed. See "Purchases and Redemptions of Shares - General Information."

     BY TELEPHONE. A shareholder who has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at 800-338-1348 or 612-667-8833 and providing the shareholder's account number, the exact name in which the shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Trust will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds. See "Purchases and Redemptions of Shares - General Information."

     BY BANK WIRE. For redemptions of more than $5,000, a shareholder who has elected wire redemption privileges may request a Fund to transmit the redemption proceeds by Federal funds wire to a bank account designated in writing by the shareholder. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after a redemption request in proper form is received by the Trust Transfer Agent.

EXCHANGES. Shareholders of Advantage Shares, Trust Shares and Institutional Shares may exchange their Shares for Advantage, Trust or Institutional Shares of the other Funds or certain other portfolios of the Trust and for shares of U.S. Government Fund and Treasury Fund of the Trust. The Trust may in the future offer Advantage Shares, Trust Shares, Institutional Shares, or other shares which will be exchangeable with the Shares of the Funds.

The Funds do not charge for exchanges, and there is currently no limit on the number of exchanges a shareholder may make;
the Funds reserve the right, however, to limit excessive
                    exchanges by any shareholder. Exchanges are subject to the fees charged by, and the limitations (including minimum investment restrictions) of, the Fund into which a shareholder is exchanging.

                    Exchanges may only be made between identically registered accounts or to open a new account. A new account application is required to open a new account through an exchange if the new account will not have an identical registration and the same shareholder privileges as the account from which the exchange is being made. Shareholders may only exchange into a fund if that fund's shares may legally be sold in the shareholder's state of residence. For Federal tax purposes, an exchange is treated as a redemption and a simultaneous new purchase. Exchange procedures may be materially amended or terminated by the Trust at any time upon 60 days' notice to shareholders. See "Additional Purchase and Redemption Information" in the SAI.

                         BY MAIL. Exchanges may be made by sending a written
                    request to the Transfer Agent accompanied by any share certificates for the shares to be exchanged. All written requests for exchanges must be signed by the shareholder, and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed. See "Purchases and Redemptions of Shares - General Redemption Information."

                         BY TELEPHONE. A shareholder who has elected telephone
                    exchange privileges may make a telephone exchange by calling the Transfer Agent at 800-338-1348 or 612-667-8833 and
                    providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. See "Purchases and Redemptions of Shares - General Information."

-------------------------------------------------------------------------------

GENERAL             Purchasing Shares. Investments in the Funds may be made
INFORMATION         either through certain financial institutions or by an
                    investor directly. An investor who invests in a Fund directly will be the shareholder of record. Fund Shares are issued immediately following the next determination of net asset value made after acceptance of an investor's subscription and funds. An investor's funds will not be accepted or invested during the period before the Fund's receipt of funds on deposit at a Federal Reserve Bank
                    ("Federal Funds"). The Fund reserves the right to reject any subscription for the purchase of its shares. Share certificates are issued only to shareholders of record upon their written request and are not issued for fractional shares. With approval of the Trust and the Adviser, shares may be purchased with portfolio securities in lieu of cash.

                    REDEEMING SHARES. There is no minimum period of investment and no restriction on the frequency of redemptions. Fund Shares are redeemed as of the next determination of the Fund's net asset value following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). Normally, redemption proceeds are paid immediately, but in no event later than 7 days, following acceptance of a redemption order. Proceeds of a redemption request, however, will not be paid unless any check used for investment has been cleared by the shareholder's bank, which may take up to 15 days. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed for more than 7 days except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstances as determined by the SEC.

                    Shareholders who wish to accomplish redemptions or exchanges by telephone must elect those privileges. The Trust, the Transfer Agent and Forum are not responsible for the authenticity of telephone instructions or losses, if any, resulting from unauthorized telephone redemption or exchange requests which reasonably are believed to be genuine. The Trust employs reasonable procedures (including the recording of certain telephone transactions) to insure that telephone orders are genuine. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.

INVESTMENT MINIMUMS. Shares of each Fund are offered without a sales charge and may be redeemed without charge. The minimum investment in Advantage Shares and Trust Shares is $1,000, and in Institutional Shares is $100,000. The minimum subsequent investment is $100 except in the case of Institutional Shares, where there is no minimum. Shareholders who elect to purchase Trust Shares through electronic share purchase privileges such as the Automatic Investment Plan or the Directed Dividend Option are not subject to the initial investment minimums. See "Purchases and Redemptions of Shares - General Information - Automatic Investment Plan" and "Dividends, Distributions and Tax Matters."

IRAS AND KEOGHS. Shares may be a suitable investment vehicle for part or all of the assets held in certain IRAs or KEOGH accounts. An appropriate account application form may be obtained by contacting the Trust or, for accounts rolling over from a Plan, the shareholder's employer. Under current IRA rules, by directly rolling over a distribution from a Plan, investors can avoid the 20 percent withholding tax imposed on distributions from a Plan. Rollover IRA assets must be held separately from other IRA assets if the investor wishes to invest his Rollover IRA in another employer's plan in the future. The amount of the deductible contribution to an IRA will be reduced if the individual or, in the case of a married individual filing jointly, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels.

Currently, individuals may make tax-deductible IRA contributions of up to a maximum of $2,000 annually. However, the deduction will be reduced if the individual or, in the case of a married individual filing jointly, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels.

SIGNATURE GUARANTEES. A signature guarantee is required for any endorsement on a share certificate and for instructions to change a shareholder's record name or address, designated bank account for wire redemptions, Automatic Investment or Withdrawal Plan, dividend election, telephone redemption or any other option election in connection with the shareholder's account. Signature guarantees may be provided by any eligible institution acceptable to the Transfer Agent, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures. Whenever a signature guarantee is required, each person required to sign for the account must have that person's signature guaranteed.

OTHER REDEMPTION INFORMATION. Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Company will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1 percent of the Fund's total net assets, whichever is less, during any 90-day period. Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days written notice, all shares in any Fund account with an aggregate net asset value of less than $1,000. The Trust will not redeem accounts that fall below that amount solely as a result of a reduction in net asset value.

AUTOMATIC INVESTMENT PLAN. Under the Automatic Investment
Plan which is available to shareholders of Trust Shares of a Fund, shareholders may authorize monthly amounts of $50 or more to be withdrawn automatically from the shareholder's designated bank account (other than passbook savings) and sent to the Transfer Agent for investment in a Fund.
Shareholders wishing to use this plan must complete an application which may be obtained by writing or calling the Transfer Agent. The Trust may modify or terminate the Automatic Investment Plan with respect to any shareholder in the event that the Trust is unable to settle any transaction with the shareholder's bank. If the Automatic Investment Plan is terminated before the shareholder's account totals $1,000, the Trust reserves the right to close the account in accordance with the procedures described under "Other Redemption Information" above.

                    AUTOMATIC WITHDRAWAL PLAN. A shareholder of Trust Shares of a Fund whose shares in a single account total $1,000 or more (or of Institutional Shares whose shares in a single account total $10,000 or more) may establish a withdrawal plan to provide for the preauthorized payment from the shareholder's account of $250 or more on a monthly, quarterly, semi-annual or annual basis. Under the withdrawal plan, sufficient shares in the shareholder's account are redeemed to provide the amount of the periodic payment and any taxable gain or loss is recognized by the shareholder upon redemption of the shares. Shareholders wishing to utilize the withdrawal plan may do so by completing an application which may be obtained by writing or calling the Transfer Agent. The Trust may suspend a shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or if the account balance is less than the required minimum amount at any time.

                    REOPENING ACCOUNTS. Provided that the information on the account application form on file with the Trust is still applicable, a shareholder may reopen an account, without filing a new account application form, at any time within one year after the shareholder's account is closed.

                    DETERMINATION OF NET ASSET VALUE. The Trust determines the net asset value per share of each Fund as of 4:00 P.M., Eastern time, on all weekdays, except New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas ("Fund Business Day") by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities) by the number of Shares outstanding at the time the determination is made.

                    Securities owned by a Fund for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are valued at fair value as determined by the Board in accordance with procedures adopted by the Board.

                    Trading in securities on European, Far Eastern and other international securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund Business Day. In addition, trading in foreign securities generally or in a particular country or countries may not take place on all Fund Business Days. Trading does take place in various foreign markets, however, on days on which the Funds' net asset value is not calculated. Calculation of the net asset value per share of a Fund may not occur contemporaneously with the determination of the prices of the foreign securities used in the calculation. Events affecting the values of foreign securities that occur after the time their prices are determined and before the Fund's determination of net asset value will not be reflected in the Fund's calculation of net asset value unless the Adviser or Schroder determines that the particular event would materially affect net asset value, in which case an adjustment will be made.

                    All assets and liabilities of a Fund denominated in foreign currencies are valued in U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank prior to the time of the valuation.

-------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
                                 AND TAX MATTERS
-------------------------------------------------------------------------------

Except with respect to Ready Cash Investment Fund, Shares          DIVIDENDS AND
become entitled to receive dividends on the next Fund              DISTRIBUTIONS
Business Day after acceptance of an order and are not entitled to receive dividends declared after the day on which their redemption becomes effective. Ready Cash Investment
Fund Shares become entitled to receive dividends on the day of the acceptance of an order and are not entitled to receive dividends declared on or after the day on which their redemption becomes effective.

Dividends of net investment income currently are declared and paid annually by each Fund, except that for Small Company Stock Fund and Contrarian Stock Fund they are declared and paid monthly and for Total Return Bond Fund and Ready Cash Investment Fund they are declared daily and paid monthly. Each Fund's net capital gain, if any, is distributed at least annually, typically in December.

Shareholders may choose to have dividends and distributions of a Fund reinvested in shares of that Fund (the
"Reinvestment Option"), to receive dividends and distributions in cash (the "Cash Option") or to direct dividends and distributions to be reinvested in shares of another fund of the Trust (the "Directed Dividend Option").
Plan, IRA and KEOGH accounts are automatically assigned the Reinvestment Option. All dividends and distributions are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of a fund.

Under the Reinvestment Option, all dividends and distributions of a Fund are automatically invested in additional Shares of that Fund. All dividends and distributions are reinvested at a Fund's net asset value as of the payment date of the dividend or distribution. Shareholders are assigned this option unless one of the other two options is selected. Under the Cash Option, all dividends and distributions are paid to the shareholder in cash. Under the Directed Dividend Option, shareholders of a Fund whose shares in a single account of that Fund total $10,000 or more may elect to have all dividends and distributions reinvested in shares of another fund of the Trust, provided that those shares are eligible for sale in the shareholder's state of residence. For further information concerning the Directed Dividend Option, shareholders should contact the Transfer Agent.


-------------------------------------------------------------------------------

TAXATION OF THE FUNDS. Each Fund is treated as a separate            TAX MATTERS
corporation for Federal tax purposes and intends to qualify for each fiscal year as a regulated investment company under the Internal Revenue Code of 1986, as amended. In addition, each Fund intends to distribute all of its net investment income and capital gain each year. Accordingly, it is anticipated that the Funds will not be liable for Federal income or excise taxes on their net investment income and capital gain.

INTERNATIONAL FUND-INTERNATIONAL PORTFOLIO. International Portfolio is not required to pay Federal income taxes on its net investment income and capital gain, as it is treated as a partnership for Federal tax purposes. All interest, dividends and gains and losses of International Portfolio are deemed to have been "passed through" to International Fund in proportion to its holdings of International Portfolio, regardless of whether such interest, dividends or gains have been distributed by International Portfolio or losses have been realized by the International Portfolio. Investment income received by International Fund from sources within foreign countries may be subject to foreign income or other taxes. International Fund intends to elect, if eligible to do so, to permit its shareholders to take a credit (or a deduction) for foreign income and other taxes paid by International Portfolio. Shareholders of International Fund will be notified of their share of those taxes and will be required to include that amount as income. In that event, the shareholder may be entitled to claim a credit or deduction for those taxes.

-------------------------------------------------------------------------------

SHAREHOLDER              GENERAL. Dividends paid by a Fund out of its net
TAX MATTERS         investment income (including any realized net short-term
                    capital gain) are taxable to shareholders as ordinary income. Distributions by a Fund of realized net long-term capital gain, if any, are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder may have held shares in the Fund at the time of distribution. If Fund shares are sold at a loss after being held for 6 months or less, the loss will be treated as long-term capital loss to the extent of any long-term capital gain distribution received on those shares.

                    All capital gain distributions paid by a Fund and all dividends paid by a Fund (except Total Return Bond Fund and Ready Cash Investment Fund) and received by a shareholder reduce the net asset value of the shareholder's shares by the amount of the distribution or dividend. Furthermore, a dividend or distribution made shortly after the purchase of shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to the shareholder as described above.

                    It is expected that a substantial portion of each Equity Fund's dividends to shareholders and a portion of each Balanced Fund's dividends to shareholders will qualify for the dividends received deduction for corporations.

                    The Funds may be required by Federal law to withhold 31 percent of reportable payments (which may include taxable dividends, capital gain distributions and redemption proceeds) paid to individuals and certain other non-corporate shareholders. Withholding is not required if a shareholder certifies that the shareholder's social security or tax identification number provided to the Trust is correct and that the shareholder is not subject to backup withholding for prior under-reporting to the Internal Revenue Service.

                    Reports containing appropriate information with respect to the Federal income tax status of dividends and distributions paid during the year by the Funds will be mailed to shareholders shortly after the close of each year.

                         TAX-DEFERRED ACCOUNTS. Dividends or distributions of
                    net long-term capital gain, if any, paid with respect to the shares of a Fund held by a tax-deferred account will not be taxable to that account. Currently, distributions from such accounts will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the account.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                OTHER INFORMATION

-------------------------------------------------------------------------------
Each Fund's performance may be quoted in advertising in                     FUND
terms of yield or total return. Both types are based on              PERFORMANCE
historical results and are not intended to indicate future performance. The Funds' advertisements may reference ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. and
IBC/Donoghue, Inc. In addition, the performance of a Fund may be compared to recognized indices of market performance. The comparative material found in the Funds' advertisements, sales literature or reports to shareholders may contain performance ratings. This material is not to be considered representative or indicative of future performance.

YIELD. A Fund's yield is a way of showing the rate of income earned by the Fund as a percentage of the Fund's share price. Yield is calculated by dividing the net investment income of the Fund for the stated period by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on the Fund's share price at the end of the period. A Fund may also quote a compounded annualized yield which assumes the reinvestment of dividends paid by the Fund and therefore will be somewhat higher than the annualized yield for the same period.

TOTAL RETURN. Total Return refers to the average annual compounded rates of return over some representative period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period. Because average annual returns tend to smooth out variations in a Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results.

PERFORMANCE BENCHMARKS. Each of the Funds uses a benchmark securities index as a measure of the Fund's performance. These indices may be comprised of a composite of various recognized securities indices to reflect the investment policies of Diversified Equity Fund, Growth Equity Fund and each Balanced Fund, which invest their assets using different investment styles. These indices are not used in the management of the Fund but rather are standards by which the Advisers and shareholders may compare the performance of a Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund. For instance, Index Fund's investment objective is to duplicate the return of the Standard & Poor's 500 Composite Stock Price Index. Accordingly, the Adviser generally uses that index as a comparison to measure the performance of Index Fund. The Funds may from time to time advertise a comparison of their performance against any of these or other indices.


-------------------------------------------------------------------------------

Federal banking laws and regulations generally permit a bank         BANKING LAW
or bank affiliate to act as investment adviser, transfer                 MATTERS
agent and custodian to an investment company and to purchase shares of the investment company as agent for and upon the order of a customer. Forum believes that Norwest and any other bank or bank affiliate that may perform sub-transfer agent or similar services or purchase shares as agent for its customers may perform the services described in this Prospectus for the Trust and its shareholders without violating applicable Federal banking laws or regulations.

Federal or state statutes or regulations and judicial or administrative decisions or interpretations relating to the activities of banks and their affiliates, however, could prevent a bank or bank affiliate from continuing to perform all or a part of the activities contemplated by this Prospectus. If Norwest or another bank or bank affiliate were prohibited from so acting, its shareholder customers would be permitted to remain shareholders of the Trust and alternative means for continuing the servicing of such shareholders would be sought. In this event, changes in the operation of the Trust might occur and shareholders serviced by the bank or bank affiliate might no longer be able to avail themselves of its services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

-------------------------------------------------------------------------------

PORTFOLIO           The Advisers place orders for the purchase and sale
TRANSACTIONS        of assets they manage with brokers and dealers selected by and in the discretion of the respective Adviser. The
                    Advisers seek "best execution" for all portfolio transactions, but a Fund may pay higher than the lowest available commission rates when an Adviser believes it is reasonable to do so in light of the value of the brokerage, research and other services provided by the broker effecting the transaction.

                    Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to accrue to International Fund and each other Fund that invests in foreign securities than would be the case for comparable transactions effected on United States securities exchanges.

                    Subject to the Funds' policy of obtaining the best price consistent with quality of execution of transactions, each Adviser may employ Norwest Investment Services, Inc., Wertheim Schroder & Company and other broker-dealer affiliates of an Adviser (collectively "Affiliated Brokers") to effect brokerage transactions for the Funds. The Fund's payment of commissions to Affiliated Brokers is subject to procedures adopted by the Board and, with respect to the Portfolios of Core Trust, Core Trust's board of trustees, to provide that the commissions will not exceed the usual and customary broker's commissions charged by unaffiliated brokers. No specific portion of a Fund's brokerage will be directed to Affiliated Brokers and in no event will a broker affiliated with an Adviser directing the transaction receive brokerage transactions in recognition of research or other services provided to the Adviser.

                    The Adviser anticipates that the annual turnover rate in each Fund except Small Company Growth Fund will be less than 100 percent and that the annual turnover rate in Small Company Growth Fund will be less than 125 percent. Schroder anticipates that the annual turnover rate in International Portfolio will be less than 100 percent. An annual turnover rate of 100 percent would occur if all of the securities in a Fund were replaced once in a period of 1 year. With respect to Funds that invest in equity securities, higher portfolio turnover rates may result in increased brokerage costs to the Fund.


-------------------------------------------------------------------------------

THE TRUST AND       The Trust was originally organized under the name
ITS SHARES          "Prime Value Funds, Inc." as a Maryland corporation on
                    August 29, 1986 and on July 30, 1993 was reorganized as a Delaware business trust. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series
                    (such as the Funds) and may divide portfolios or series into classes of shares (such as Advantage or Trust Shares), and the costs of doing so will be borne by the Trust. Currently the authorized shares of the Trust are divided into 30 series.

                    OTHER CLASSES OF SHARES. Each Fund may issue shares of other classes. Funds of the Trust (except money market funds) currently may issue four classes of shares, Advantage Shares, Trust Shares, Investor A Shares and Investor B Shares, and may in the future create additional class types. Advantage Shares of a Fund currently are offered exclusively to participants in Plans and to IRA and KEOGH accounts. Trust Shares are offered exclusively to fiduciary, agency and custodial clients of bank trust departments, trust companies and their affiliates without any sales charges. Investor A Shares are sold with front-end sales charge or, in some cases, a contingent deferred sales charge. Investor B Shares are sold with a contingent deferred sales charge and pay distribution fees. Ready Cash Investment Fund currently has two classes of shares outstanding, Institutional Shares and Investor Shares, and may in the future create additional class types. Institutional Shares are offered with a minimum investment of $100,000. Investor Shares are offered with a minimum investment of $1,000 and incur greater transfer agency and other expenses than Institutional Shares. Each class of a Fund will have a different expense ratio and may have different sales charges (including distribution fees). Each class' performance is affected by its expenses and sales charges. For more information on any other class of shares of the Funds investors may contact the Transfer Agent at 612-667-8833 or 800-338-1348. Investors may also contact their Norwest sales representative to obtain information on the other classes. Sales personnel of broker-dealers and other financial institutions selling the Fund's shares may receive differing compensation for selling Advantage, Trust, Investor A and Investor B Shares of the Funds.

SHAREHOLDER VOTING AND OTHER RIGHTS. Each share of each portfolio of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertain to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular portfolio or class, except if the matter affects only one portfolio or class or voting by portfolio or class is required by law, in which case shares will be voted separately by portfolio or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. Shareholders have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust.
All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a portfolio is entitled to the shareholder's pro rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares, will receive the portion of the portfolio's net assets represented by the redeemed shares.

As an investor in International Portfolio, International Fund will be entitled to vote in proportion to its relative beneficial interest in International Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the Fund will solicit proxies from shareholders of the Fund and will vote its interest in International Portfolio in proportion to the votes cast by its shareholders. If there are other investors in International Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in International Portfolio; indeed, if other investors hold a majority interest in International Portfolio, they could hold have voting control of International Portfolio.

As of September 15, 1994, Norwest Bank Colorado, N.A. owned more than 50% of the outstanding Trust Shares of each of Total Return Bond Fund and Contrarian Stock Fund (and more than 50% of the outstanding shares of each of these Funds) and more than 25% of the outstanding Trust Shares of Small Company Stock Fund. Accordingly, as of that date that shareholder may be deemed to have been a controlling person, for purposes of the 1940 Act, of Total Return Bond Fund, Contrarian Stock Fund and the Trust Shares class of Small Company Stock Fund. From time to time, that shareholder or other shareholders may own a large percentage of a Fund. Accordingly, that shareholder or other shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

-------------------------------------------------------------------------------

CORE TRUST          International Fund invests all of its assets in
STRUCTURE           International Portfolio, a separate series of Core Trust, a business trust organized under the laws of the State of Delaware in September 1994. Core Trust is registered under the 1940 Act as an open-end management investment company.
                    Pursuant to an exemptive order issued by the SEC, the Blended Funds invest portions of their assets in Small
                    Company Portfolio, International Portfolio II and Index
                    Portfolio of Core Trust. Core Trust currently consists of only these four diversified portfolios. The assets of each Portfolio of Core Trust belong only to, and the liabilities of each Portfolio are borne solely by, the respective
                    Portfolio and no other Portfolio of Core Trust.

                    INTERNATIONAL PORTFOLIO. International Fund seeks to achieve its investment objective by investing all of its investable assets in International Portfolio, which has the same investment objective and policies as the Fund. Accordingly, International Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The investment objective and fundamental investment policies of International Fund and International Portfolio can be changed only with shareholder approval. See "Summary," "Investment Objectives, Policies and Risk Considerations," "Management of the Funds" and "Appendix A:
                    Investments, Investment Strategies and Risk Considerations" for a complete description of International Portfolio's investment objective, policies, restrictions, management, and expenses.

                    International Fund's investment in International Portfolio is in the form of a non-transferable beneficial interest. As of the date of this Prospectus, the Fund is the only institutional investor that has invested all of its assets in International Portfolio. International Portfolio may permit other investment companies or institutional investors to invest in International Portfolio. All investors in International Portfolio will invest on the same terms and conditions as International Fund and will pay a proportionate share of International Portfolio's expenses.

                    International Portfolio will not sell its shares directly to members of the general public. Another institutional investor in International Portfolio that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as International Fund, could have different advisory and other fees and expenses than International Fund, and might charge a sales commission. Therefore, International Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in International Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future will be available from Core Trust by calling 212-363-3300.

                    CERTAIN RISKS OF INVESTING IN INTERNATIONAL PORTFOLIO. International Fund's investment in International Portfolio may be affected by the actions of other large investors in International Portfolio, if any. For example, if International Portfolio had a large investor other than International Fund that redeemed its interest in International Portfolio, International Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

                    International Fund may withdraw its entire investment from International Portfolio at any time, if the Board determines that it is in the best interests of International Fund and its shareholders to do so. International Fund might withdraw, for example, if there were other investors in International Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of International Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by International Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If International Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If International Fund withdrew its investment from

International Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets in accordance with its investment objective and policies by the Adviser and Schroder, the Fund's investment adviser and subadviser, respectively, or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of International Fund to find a suitable replacement investment, in the event the Board decided not to permit the Adviser and Schroder to manage the Fund's assets, could have a significant impact on shareholders of the Fund.

Each investor in International Portfolio, including International Fund, will be liable for all obligations of International Portfolio but not for those of any other portfolio of Core Trust. The risk to an investor in International Portfolio of incurring financial loss on account of such liability, however, would be limited to circumstances in which International Portfolio was unable to meet its obligations. Upon liquidation of International Portfolio, investors would be entitled to share pro rata in the net assets of International Portfolio available for distribution to investors.

CORE TRUST BLENDED PORTFOLIOS. The Blended Funds are permitted to invest a portion of their assets which are managed by using the small company, index and international investment styles in Small Company Portfolio, Index Portfolio, and International Portfolio II pursuant to an exemptive order obtained from the SEC. The conditions of the Trust's exemptive order do not permit a Fund to invest all of its assets in a Blended Portfolio. Accordingly, Index Fund does not invest in Index Portfolio and International Fund does not invest in International Portfolio II.

The Trust's exemptive order imposes several substantive conditions. On behalf of each Blended Fund, the Board is required to review at least annually reports identifying all instances in which a Portfolio in which the Fund invests buys a security at approximately the same time that another Portfolio in which the Fund invests sells the same security. The Board will consider whether the duplication of brokerage costs resulting from these transactions is significant. If the duplication of brokerage costs becomes significant, the Board will adopt procedures designed to limit duplication. Conservative Balanced Fund, Moderate Balanced Fund, and Growth Balanced Fund will limit any redemptions resulting from a reallocation in their respective equity and fixed income security positions to no more than 1percent of a Portfolio during any period of less than 30 days. The
Board will determine, at least annually, that investment in the Portfolios is in the best interests of the shareholders of each Blended Fund.

-------------------------------------------------------------------------------
                                   APPENDIX A
                       INVESTMENTS, INVESTMENT STRATEGIES
                             AND RISK CONSIDERATIONS

-------------------------------------------------------------------------------

COMMON STOCK        EQUITY FUNDS, BALANCED FUNDS, TOTAL RETURN BOND
AND PREFERRED       FUND. Common stockholders are the owners of the company
STOCK               issuing the stock and, accordingly, vote on various
                    corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, in the alternative, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded on national securities exchanges, in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of securities traded on a major national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over an extended period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.


-------------------------------------------------------------------------------

CONVERTIBLE         EQUITY FUNDS, BALANCED FUNDS, TOTAL RETURN BOND FUND.
SECURITIES          Convertible securities, which include convertible debt,
                    convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but usually are subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of a convertible security is, however, also influenced by the value of the underlying common stock. Contrarian Stock Fund and Small Company Stock Fund currently intend to limit their investments in convertible securities, and the other Funds may only invest in convertible securities, that are investment grade.

                    A Fund may invest in equity-linked securities, including Preferred Equity Redemption Cumulative Stock ("PERCS"), Equity-Linked Securities ("ELKS"), and Liquid Yield Option Notes ("LYONS"). Equity-Linked Securities are securities that are convertible into or based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of these securities is not fixed but is based on the price of the underlying common stock which may rise or fall. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market or whether the market for them will be liquid or illiquid.

-------------------------------------------------------------------------------

EQUITY FUNDS, BALANCED FUNDS. A Fund may invest in warrants,            WARRANTS
which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend.
Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein).



-------------------------------------------------------------------------------

ALL EQUITY FUNDS (EXCEPT INDEX FUND AND SMALL COMPANY GROWTH       ADRS AND EDRS
FUND), BALANCED FUNDS. A Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer.
Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. A Fund may also invest in European Depository Receipts ("EDRs"), receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets.


-------------------------------------------------------------------------------
ALL FUNDS. As used in this Prospectus, the term U.S.                        U.S.
Government Securities means obligations issued or guaranteed          GOVERNMENT
as to principal and interest by the U.S. Government, its              SECURITIES
agencies or instrumentalities. The U.S. Government Securities in which a Fund may invest include U.S. Treasury Securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities and backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, the
U.S. Government Securities in which the Funds may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home
Loan Mortgage Corporation and the Tennessee Valley
Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.


-------------------------------------------------------------------------------

FIXED INCOME FUNDS, BALANCED FUNDS. A Fund may invest in             ZERO COUPON
separately traded principal and interest components of                SECURITIES
securities issued or guaranteed by the U.S. Treasury. These components are traded independently under the Treasury's
Separate Trading of Registered Interest and Principal of
Securities ("STRIPS") program or as Coupons Under Book Entry
Safekeeping ("CUBES"). The Funds may invest in other types of related zero coupon securities. For instance, a number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Zero-coupon securities also may be issued by corporations and municipalities.

                    Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity, but a Fund holding a zero-coupon security must include a portion of the original issue discount of the security as income. Because of this, zero coupon securities may be subject to greater fluctuation of market value than the other securities in which the Funds may invest. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Adviser or Schroder would not have chosen to sell such securities and which may result in a taxable gain or loss.


-------------------------------------------------------------------------------

CORPORATE DEBT      CORPORATE DEBT SECURITIES - BALANCED FUNDS, FIXED INCOME
SECURITIES          FUNDS.  COMMERCIAL PAPER - ALL FUNDS. The corporate debt
                    securities in which the Funds may invest include
COMMERCIAL          corporate bonds and notes and short-term investments
PAPER               such as commercial paper and variable rate demand notes.
                    Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates' current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7 day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.


-------------------------------------------------------------------------------

FINANCIAL           ALL FUNDS. A Fund may invest in obligations of financial
INSTITUTION         institutions, including negotiable certificates
OBLIGATIONS         of deposit, bankers' acceptances and time deposits of U.S.
                    banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-
                    U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. Short Maturity investment style of Conservative Balanced Fund limits these purchases to institutions which at the time of investment have total assets in excess of 1 billion dollars, or the equivalent in other currencies.


                    Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund's yield. Deposits subject to early withdrawal penalties or that mature in more than 7 days are treated as illiquid securities if there is no readily available market for the securities. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both. Investments in foreign bank obligations are limited to banks and branches located in countries which the Advisers believe do not present undue risk.

-------------------------------------------------------------------------------

BALANCED FUNDS, MANAGED FIXED INCOME FUND. A Fund may              PARTICIPATION
purchase participation interests in loans or securities in             INTERESTS
which the Fund may invest directly that are owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in a loan or security in the proportion that the Fund's interest bears to the total principal amount of the security. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of the bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests the Fund will have the right to demand payment, on not more than 7 days' notice, for all or a part of the Fund's participation interest. A Fund will only purchase participation interests from banks or other financial institutions that the Adviser deems to be creditworthy. A Fund will not invest more than 10 percent of its total assets in participation interests in which the Fund does not have demand rights.


-------------------------------------------------------------------------------
ILLIQUID SECURITIES - ALL FUNDS. RESTRICTED SECURITIES -                ILLIQUID
INTERNATIONAL FUND, BALANCED FUNDS, FIXED INCOME FUNDS                SECURITIES
(EXCEPT TOTAL RETURN BOND FUND). Each Fund may invest up to
15 percent (10 percent in the case of Ready Cash Investment           RESTRICTED
Fund) of its net assets in securities that at the time of             SECURITIES
purchase are illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 ("restricted securities"), securities which are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in 7 days.
Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

An institutional market has developed for certain securities that are not registered under the Securities Act of 1933, including repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A securities contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the Securities Act of 1933 or other exemptions, the Advisers may determine that such securities are not illiquid securities, under guidelines or other exemptions adopted by the Board. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holdings of that security may be illiquid.


-------------------------------------------------------------------------------

ALL FUNDS. Each Fund may borrow money for temporary or                 BORROWING
emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3 percent of the Fund's total assets. Borrowing involves special risk considerations.
Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. No Fund, other than Managed Fixed Income

                    Fund, Intermediate U.S. Government Fund and, to the extent they invest in Managed Fixed Income Fund's investment style or Short Maturity investment style, the Balanced Funds may purchase securities for investment while any borrowing equal to 5 percent or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 5 percent of the value of the Fund's total assets. A Fund's use of borrowed proceeds to make investments would subject the Fund to the risks of leveraging. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account; the use of these techniques in connection with a segregated account may result in a Fund's assets being 100 percent leveraged. See "Appendix A - Techniques Involving Leverage."


-------------------------------------------------------------------------------

PURCHASING          INTERMEDIATE U.S. GOVERNMENT FUND. When the Fund
SECURITIES ON       purchases securities on margin, it only pays part of the
MARGIN              purchase price and borrows the remainder, typically from the
                    Fund's broker. As a borrowing, a Fund's purchase of securities on margin is subject to the limitations and risks described in "Borrowing" above. In addition, if the value of the securities purchased on margin decreases such that the Fund's borrowing with respect to the security exceeds the maximum permissible borrowing amount, the Fund will be required to make margin payments (additional payments to the broker to maintain the level of borrowing at permissible levels). A Fund's obligation to satisfy margin calls may require the Fund to sell securities at an inappropriate time.


-------------------------------------------------------------------------------

TECHNIQUES          ALL FUNDS. Utilization of leveraging involves special
INVOLVING           risks and may involve speculative investment techniques.
LEVERAGE            The Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain funds may engage in dollar roll transactions and Intermediate U.S.
                    Government Fund may purchase securities on margin and sell securities short (other than against the box). Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. In addition, the use of swap and related agreements may involve leverage.
                    The Funds use these investment techniques only when the Adviser to a Fund believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

                    Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the Fund's investment. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund.

                    The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged.
Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

SEGREGATED ACCOUNT. In order to limit the risks involved in various transactions involving leverage, the Trust's custodian will set aside and maintain in a segregated account cash, U.S. Government Securities and other liquid, high-grade debt securities in accordance with SEC guidelines. The accounts value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions. The Fund's commitments may include (i) the Fund's obligations to repurchase securities under a reverse repurchase agreement, settle when-issued and forward commitment transactions and make payments under a cap or floor (see "Appendix A - Swap Agreements") and (ii) the greater of the market value of securities sold short or the value of the securities at the time of the short sale (reduced by any margin deposit). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount at least equal to the accrued excess will be maintained in the segregated account. If the Fund enters into an interest rate swap on other than a net basis, the Fund will maintain the full amount accrued on a daily basis of the Fund's obligations with respect to the swap in their segregated account. The use of a segregated account in connection with leveraged transactions may result in a Fund's portfolio being 100 percent leveraged.


-------------------------------------------------------------------------------
A Fund's use of repurchase agreements, securities lending,            REPURCHASE
reverse repurchase agreements and forward commitments                 AGREEMENTS
(including dollar roll transactions) entails certain risks
not associated with direct investments in securities. For             SECURITIES
instance, in the event that bankruptcy or similar                        LENDING
proceedings were commenced against a counterparty while these
transactions remained open or a counterparty defaulted on its            REVERSE
obligations, the Fund might suffer a loss. Failure by the             REPURCHASE
other party to deliver a security purchased by the Fund may           AGREEMENTS
result in a missed opportunity to make an alternative
investment. The Advisers monitor the creditworthiness of             WHEN-ISSUED
counterparties to these transactions and intend to enter into         SECURITIES
these transactions only when they believe the counterparties         AND FORWARD
present minimal credit risks and the income to be earned from        COMMITMENTS
the transaction justifies the attendant risks. Counterparty
insolvency risk with respect to repurchase agreements is             DOLLAR ROLL
reduced by favorable insolvency laws that allow the Fund,           TRANSACTIONS
among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty. Those laws do not apply to securities lending and, accordingly, securities lending involves more risk than does the use of repurchase agreements. As a result of entering forward commitments and reverse repurchase agreements, as well as lending its securities, a Fund may be exposed to greater potential fluctuations in the value of its assets and net asset value per share. See "Appendix A - Techniques Involving Leverage."

REPURCHASE AGREEMENTS - ALL FUNDS. A Fund may enter into repurchase agreements, transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally 1 to 7 days later. The resale price of a repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. The Trust's custodian maintains possession of the collateral underlying a repurchase agreement, which has a market value, determined daily, at least equal to the repurchase price, and which consists of the types of securities in which the Fund may invest directly. International Portfolio and, with respect to the portion of their assets managed in the International Fund investment style, Diversified Equity Fund, Growth Equity Fund and each Balanced Fund, may enter into repurchase agreements with foreign entities.

                    SECURITIES LENDING - ALL FUNDS. A Fund may lend securities from its portfolios to brokers, dealers and other financial institutions. Securities loans must be continuously secured by cash or U.S. Government Securities with a market value, determined daily, at least equal to the value of the Fund's securities loaned, including accrued interest. A Fund receives interest in respect of securities loans from the borrower or from investing cash collateral. A Fund may pay fees to arrange the loans. No Fund will lend portfolio securities in excess of 33 1/3 percent of the value of the Fund's total assets.

                    REVERSE REPURCHASE AGREEMENTS - BALANCED FUNDS, FIXED INCOME FUNDS. A Fund may enter into reverse repurchase agreements, transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements may be viewed as a form of borrowing by the Fund from the buyer, collateralized by the security sold by the Fund. A Fund will use the proceeds of reverse repurchase agreements to fund redemptions or to make investments. In most cases these investments either mature or have a demand feature to resell to the issuer on a date not later than the expiration of the agreement. Interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Any significant commitment of a Fund's assets to the reverse repurchase agreements will tend to increase the volatility of the Fund's net asset value per share.

                    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS - ALL FUNDS. A Fund may purchase fixed income securities on a "when-issued" or "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 3 months after the transaction. During the period between a commitment and settlement, no payment is made for the securities purchased and no interest on the security accrues to the purchaser. At the time a Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. Failure by the other party to deliver a security purchased by a Fund may result in a loss or a missed opportunity to make an alternative investment.

                    The use of when-issued transactions and forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. If the Adviser or Schroder were to forecast incorrectly the direction of interest rate movements, however, a Fund might be required to complete these transactions when the value of the security is lower than the price paid by the Fund. Except for dollar-roll transactions, a Fund will not purchase securities on a when-issued or forward commitment basis if, as a result, more than 15 percent (35 percent in the case of Total Return Bond fund) of the value of the Fund's total assets would be committed to such transactions.

                    When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds purchase securities on a when-issued and forward commitment basis only with the intention of actually receiving the securities. When-issued securities may include bonds purchased on a "when, and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Commitment of a Fund's assets to the purchase of securities on a when-issued or forward commitment basis will tend to increase the volatility of the Fund's net asset value per share.

DOLLAR ROLL TRANSACTIONS - BALANCED FUNDS, FIXED INCOME FUNDS (EXCEPT READY CASH INVESTMENT FUND). A Fund may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage. Each Fund will limit its obligations on dollar roll transactions to 35 percent of the Fund's net assets.


-------------------------------------------------------------------------------

BALANCED FUNDS, INTERMEDIATE U.S. GOVERNMENT FUND, MANAGED                  SWAP
FIXED INCOME FUND, STABLE INCOME FUND. To manage its exposure         AGREEMENTS
to different types of investments, a Fund may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps,"
"floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level;
the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. See "Appendix A - Techniques Involving Leverage." Swap agreements involve risks depending upon the counterparties creditworthiness and ability to perform as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when they believe the counterparties present minimal credit risks and the income expected to be earned from the transaction justifies the attendant risks.

SHORT SALES         INTERMEDIATE U.S. GOVERNMENT FUND. The Fund is authorized to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales
                    "against the box") and to make short sales of securities which it does not own or have the right to acquire. A short sale that is not made "against the box" is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price for the security. When the Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

                    Short sales that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share, will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor those sales. See "Appendix A -Techniques Involving Leverage."

                    If the Fund makes a short sale "against the box", the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by an offsetting future gain in the short position. The Fund's ability to enter into short sales transactions is limited by certain tax requirements. See "Dividends, Distributions and Taxes" in the SAI.


-------------------------------------------------------------------------------

MORTGAGE-           FIXED INCOME FUNDS, BALANCED FUNDS. Mortgage-backed
BACKED              securities represent an interest in a pool of mortgages
SECURITIES          originated by lenders such as commercial banks, savings
                    associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by banks, savings associations, private mortgage insurance companies or mortgage bankers.

                    Interests in mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. In contrast, mortgage-backed securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities or a mortgage loan servicer. Additional payments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans.

     UNDERLYING MORTGAGES. Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes, but may be made to purchasers of mobile homes or other real estate interests. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage servicers impose qualification standards for local lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

     LIQUIDITY AND MARKETABILITY. The market for mortgage-backed securities has expanded considerably in recent years. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors make government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loan institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for government and government-related mortgage pools.

     AVERAGE LIFE AND PREPAYMENTS. The average life of a pass-through pool varies with the maturities of the underlying mortgage instruments. In addition, a pool's terms may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Prepayments with respect to securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to a Fund if the securities were acquired at a premium. The occurrence of mortgage prepayments is affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

     YIELD CALCULATIONS. Yields on pass-through securities are typically quoted by investment dealers based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgages. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund.

     GOVERNMENT AND GOVERNMENT-RELATED GUARANTORS. The principal government guarantor of mortgage-backed securities is the Government National Mortgage Association ("GNMA"), a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages.

                    The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller-servicers. The Federal Home Loan Mortgage Association ("FHLMC") is a corporate instrumentality of the United States Government that was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FNMA and FHLMC each guarantee the payment of principal and interest on the securities they issue. These securities, however, are not backed by the full faith and credit of the United States Government.

                         PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. Mortgage-
                    backed securities offered by private issuers include pass-through securities comprised of pools of conventional mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations.

                    Mortgage-backed securities issued by non-governmental issuers may offer a higher rate of interest than securities issued by government issuers because of the absence of direct or indirect government guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities, however, guarantee timely payment of interest and principal on such securities. Timely payment of interest and principal may also be supported by various forms of insurance, including individual loan, title, pool and hazard policies. There can be no assurance that the private issuers or insurers will be able to meet their obligations under the relevant guarantees and insurance policies.

                         ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable
                    rate mortgage-backed securities ("ARMs") are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Also, most adjustable rate securities (or the underlying mortgages) are subject to caps or floors. "Caps" limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and, accordingly, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

                    ARMs may have less risk of a decline in value during periods of rapidly rising rates, but they may also have less potential for capital appreciation than other debt securities of comparable maturities due to the periodic adjustment of the interest rate on the underlying mortgages and due to the likelihood of increased prepayments of mortgages as interest rates decline. Furthermore, during periods of declining interest rates, income to a Fund will decrease as the coupon rate resets to reflect the decline in interest rates. During periods of rising interest rates, changes in the coupon rates of the mortgages underlying a Fund's ARMs may lag behind changes in market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, investors could suffer some principal loss if they sold Fund Shares before the interest rates on the underlying mortgages were adjusted to reflect current market rates.

     COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized Mortgage Obligations ("CMOs") are debt obligations that are collateralized by mortgages or mortgage pass-through securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages ("Mortgage Assets"). CMOs may be privately issued or U.S. Government Securities. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs on the same schedule as they are received, although, certain classes (often referred to as tranches) of CMOs have priority over other classes with respect to the receipt of payments. Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs. Unless the context indicates otherwise, references to CMOs include multi-class mortgage pass-through securities. Payments of principal of and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-based securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the contemplated range, or if deviations from other assumptions occur, principal payments on a PAC Bond may be greater or smaller than predicted. The magnitude of the contemplated range varies from one PAC Bond to another; a narrower range increases the risk that prepayments will be greater or smaller than contemplated. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-backed securities.

The final tranche of a CMO may be structured as an accrual bond (sometimes referred to as a Z-tranche). Holders of accrual bonds receive no cash payments for an extended period of time. During the time that earlier tranches are outstanding, accrual bonds receive accrued interest which is a credit for periodic interest payments that increases the face amount of the security at a compounded rate, but is not paid to the bond holder. After all previous tranches are retired, accrual bond holders start receiving cash payments that include both principal and continuing interest. The market value of accrual bonds can fluctuate widely and their average life depends on the other aspects of the CMO offering. Interest on accrual bonds is taxable when accrued even though the holders receive no accrual payment. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are classes of mortgage-backed securities that receive different proportions of the interest and principal distributions from the underlying Mortgage Assets. They may be may be privately issued or U.S. Government Securities. In the most extreme case, one class will be entitled to receive all or a portion of the interest but none of the principal from the Mortgage Assets (the interest-only or "IO" class) and one class will be entitled to receive all or a portion of the principal, but none of the interest (the "PO" class). Currently, no fund may purchase IOs or POs.

-------------------------------------------------------------------------------

ASSET-BACKED        BALANCED FUNDS, INTERMEDIATE U.S. GOVERNMENT FUND,
SECURITIES          MANAGED FIXED INCOME FUND. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. No Fund may invest more than 10 percent of its net assets in asset-backed securities that are backed by a particular type of credit, for instance, credit card receivables. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

                    Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.


-------------------------------------------------------------------------------

FOREIGN             SMALL COMPANY GROWTH FUND, LARGE COMPANY GROWTH FUND,
EXCHANGE            INTERNATIONAL FUND, BALANCED FUNDS, MANAGED FIXED
CONTRACTS AND       INCOME FUND. Changes in foreign currency exchange rates
FOREIGN             will affect the U.S. dollar values of securities
CURRENCY            denominated in currencies other than the U.S. dollar.
FORWARD             The rate of exchange between the U.S. dollar and other
CONTRACTS           currencies fluctuates in response to forces of supply and
                    demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. When investing in foreign securities a Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs foreign exchange expenses in converting assets from one currency to another.

                    A Fund may enter into foreign currency forward contracts or currency futures or options contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the U.S. dollar. The Funds have no present intention to enter into currency futures or options contracts but may do so in the future. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Funds do not intend to maintain a net exposure to such contracts where the fulfillment of the Fund's obligations under such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. A Fund will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if the Adviser fails to predict currency values correctly.

-------------------------------------------------------------------------------

BALANCED FUNDS, INTERMEDIATE U.S. GOVERNMENT FUND, MANAGED               FUTURES
FIXED INCOME FUND, STABLE INCOME FUND. A Fund may seek to          CONTRACTS AND
enhance its return through the writing (selling) and                     OPTIONS
purchasing of exchange-traded and over-the-counter options on fixed income securities or indices. A Fund may also to attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts. A Fund may only write options that are covered. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains cash, U.S. Government Securities or other liquid, high-grade debt securities in a segregated account with a value at all times sufficient to cover the Fund's obligation under the option. Certain futures strategies employed by a Balanced Fund in making temporary allocations may not be deemed to be for bona fide hedging purposes, as defined by the Commodity Futures Trading Commission. A Fund may enter into these futures contracts only if the aggregate of initial margin deposits for open futures contract positions does not exceed 5 percent of the Fund's total assets.

     RISK CONSIDERATIONS. The Fund's use of options and futures contracts subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which the Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions; (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations. There are a limited number of options on interest rate futures contracts and exchange traded options contracts on fixed income securities. Accordingly, hedging transactions involving these instruments may entail "cross-hedging." As an example, a Fund may wish to hedge existing holdings of mortgage-backed securities, but no listed options may exist on those securities. In that event, the Adviser may attempt to hedge the Fund's securities by the use of options with respect to similar fixed income securities. The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist.

                         LIMITATIONS. Except for the futures contracts
                    strategies of the Balanced Funds used for making temporary allocations among fixed-income and equity securities, the Funds have no current intention of investing in futures contracts and options thereon for purposes other than hedging. No Fund may purchase any call or put option on a futures contract if the premiums associated with all such options held by the Fund would exceed 5 percent of the Fund's total assets as of the date the option is purchased. No Fund may sell a put option if the exercise value of all put options written by the Fund would exceed 50 percent of the Fund's total assets or sell a call option if the exercise value of all call options written by the Fund would exceed the value of the Fund's assets. In addition, the current market value of all open futures positions held by a Fund will not exceed 50 percent of its total assets.

                         OPTIONS ON SECURITIES. A call option is a contract
                    pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand and interest rates.

                         OPTIONS ON STOCK INDEXES. A stock index assigns
                    relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional stock options except that exercises of stock index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

                         INDEX FUTURES CONTRACTS. Bond and stock index futures
                    contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond or stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the fixed income or equity securities comprising the index is made. Generally, futures contracts are closed out prior to the expiration date of the contract.

                         OPTIONS ON FUTURES CONTRACTS. Options on futures
                    contracts are similar to stock options except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

-------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE SAI AND THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF FUND SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                                    PROSPECTUS



NORWEST BANKS LOGO


NORWEST EMPLOYEE BENEFIT SERVICES

                             NORWEST ADVANTAGE FUNDS
                            (FORMERLY NORWEST FUNDS)
        Supplement Dated December 27, 1995 to the following Prospectuses:

Prospectus of Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Growth Fund, International Fund, Income Equity Fund, Index Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Intermediate U.S. Government Fund, Managed Fixed Income Fund and Stable Income Fund

                               Dated June 1, 1995

         Prospectus of Small Company Stock Fund, Contrarian Stock Fund,
                             Total Return Bond Fund
                         and Ready Cash Investment Fund
                 Dated October 1, 1994, as amended June 1, 1995


1.   ALL FUNDS

Effective October 1, 1995, Norwest Funds (the "Trust"), changed its name to Norwest Advantage Funds and the name of each Fund's class of securities formerly designated as advantage class ("Advantage Shares") or trust class ("Trust Shares") are redesignated as I class ("I Shares"). I shares are offered solely to fiduciary, agency, and custodial clients of bank trust departments, trust companies and their affiliates. Also effective October 1, 1995, the following individuals were elected Trustees: Donald C. Willeke, Principal of the law firm of Willeke & Daniels, and Timothy J. Penny, Senior Counselor to the public relations firm Himle-Horner.

2. SMALL COMPANY STOCK FUND, CONTRARIAN STOCK FUND, TOTAL RETURN BOND FUND AND READY CASH INVESTMENT FUND - SUMMARY: EXPENSES OF INVESTING IN THE FUNDS

The purpose of the following table (which, with respect to these Funds, replaces the "Annual Fund Operating Expenses" table on Page 6 of the Prospectus) is to assist investors in understanding the expenses that an investor in shares of a Fund will bear directly or indirectly. There are no transaction charges in connection with purchases, redemptions and exchanges of shares of the Funds. None of the Funds has adopted a Rule 12b-1 plan with respect to the Shares and, accordingly, no Fund incurs distribution expenses with respect to the I Shares or Institutional Shares.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets after applicable fee waivers and expense reimbursements) (1):

                                                                       TOTAL
                                INVESTMENT   SHAREHOLDER    OTHER     OPERATING
                               ADVISORY FEES  SERVICING   EXPENSES(2) EXPENSES
                               -------------  ---------   ----------- --------
   Contrarian Stock Fund           0.40%        0.25%       0.47%        1.12%
   Small Company Stock Fund        0.00%        0.25%       0.27%        0.52%
   Total Return Bond Fund          0.10%        0.25%       0.36%        0.71%
   Ready Cash Investment Fund      0.37%        0.10%       0.01%        0.48%

(1) For a further description of the various expenses incurred in the operation of the Funds, see "Management of the Funds." Expenses associated with other classes of shares of the Funds differ from those of I Shares or Institutional Shares listed in the table. The amounts of expenses for each Fund are based on amounts incurred during the Funds' most recent fiscal year ended May 31, 1995. Absent expense reimbursements and fee waivers, the Investment Advisory Fees, Other Expenses, and Total Operating Expenses of each Fund would be, respectively: Contrarian Stock Fund: 0.80%, 0.52%, 1.57%; Small Company Stock
Fund: 1.00%, 0.56%, 1.81%; Total Return Bond Fund:  0.50%, 0.42%, and 1.17%; and
Ready Cash Investment Fund:  0.38%, 0.17%, and 0.65%.

(2) Other Expenses for all Funds include custodial fees payable to Norwest at an annual rate of up to 0.05% of each Fund's average daily net assets attributable to I Shares or Institutional Shares, as applicable.

EXAMPLE OF EXPENSES

Following is a hypothetical example (which, with respect to these Funds, replaces the "Example of Expenses" table on Page 7 of the Prospectus) that indicates the dollar amount of expenses that an investor would pay assuming a $1,000 investment, a 5% annual return, reinvestment of all dividends and distributions, and full redemption at the end of each period:
                                  One Year  Three Years  Five Years  Ten Years
                                  -------   -----------  ----------  ---------
     Contrarian Stock Fund          11          36           62         136
     Small Company Stock Fund        5          17           29          65
     Total Return Bond Fund          7          23           40          88
     Ready Cash Investment Fund      5          15           27          60

The example is based on the expenses listed in the "Annual Fund Operating Expenses" table above. The 5% annual return is not a prediction of and does not represent the Fund's projected returns; rather, it is required by government regulation. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.

3. SMALL COMPANY STOCK FUND, CONTRARIAN STOCK FUND, TOTAL RETURN BOND FUND AND READY CASH INVESTMENT FUND - FINANCIAL HIGHLIGHTS

The following tables provide financial highlights for each Fund. This information represents selected data for a single outstanding I Share or Institutional Share, as applicable, of a Fund for the periods shown.
Information for the years ended May 31, 1994 and 1995 was audited by KPMG Peat Marwick LLP, independent auditors. The Funds' (other than International Fund's) financial statements for the fiscal year ended May 31, 1995 and independent auditors' report thereon are contained in the Annual Report of the Funds and are incorporated by reference into the SAI. Further information about each Fund's performance is contained in the Annual Report, which may be obtained from the Trust without charge. Information for the period ended April 30, 1995, for International Fund is unaudited. International Fund's unaudited financial statements for the semi-annual period ended April 30, 1995, are contained in the Semi-Annual Report of International Fund and are incorporated by reference into the SAI.


                                                       CONTRARIAN STOCK FUND       SMALL COMPANY STOCK FUND
                                                       ---------------------       ------------------------
                                                        YEAR ENDED MAY 31             YEAR ENDED MAY 31
                                                       1995           1994(a)         1995       1994(a)
                                                       ----           ------          ----       ------
Beginning Net Asset Value per Share                 $   9.71       $ 10.00        $   9.80         10.00
Net Investment Income                                   0.11          0.07            0.12          0.08
Net Realized and Unrealized Gain (Loss)
on Investments                                          1.19         (0.29)           0.87         (0.20)
Dividends from Net Investment Income                   (0.11)        (0.07)          (0.12)        (0.08)
Distributions from Net Realized Gains                 (0.003)         --             (0.08)         --
                                                    --------       -------        --------       -------
Ending Net Asset Value per Share                    $  10.90       $  9.71        $  10.59       $  9.80
                                                    --------       -------        --------       -------
                                                    --------       -------        --------       -------
Ratios to Average Net Assets:
Expenses (b)                                            1.12%         0.62%(c)        0.52%         0.20%(c)
Net Investment Income                                   0.91%         1.82%(c)        1.14%         2.03%(c)
Total Return                                           13.52%        (5.35%)(c)      10.13%        (2.93%)(c)
Portfolio Turnover Rate                                30.32%         2.67%          68.09%        14.98%
Net Assets at the End of Period (000's Omitted)     $ 45,832       $ 4,548        $ 54,240       $ 9,251

(a)  Contrarian Stock Fund and Small Company Stock Fund commenced the offering of I Shares (formerly Trust Shares) on December 31, 1993.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively.  Had these waivers and reimbursements not occurred, the ratios of expenses to average net assets would have been:
       Expenses:                                        1.57%         3.52%(c)        1.82%         4.33%(c)
(c)  Annualized

                                        2


                                       INTERNATIONAL FUND          TOTAL RETURN BOND FUND      READY CASH
                                                                                           INVESTMENT FUND
                                         PERIOD ENDED
                                            APRIL 30             YEAR ENDED MAY 31       YEAR ENDED MAY 31
                                             1995(a)             1995     1994(a)       1995         1994(a)
                                             -------             ----     -------       ----         -------
Beginning Net Asset Value per Share          $ 17.28          $  9.54     $ 10.00        $  1.00      $  1.00
Net Investment Income                           0.01             0.67        0.27          0.049        0.013
Net Realized and Unrealized Gain (Loss)
on Investments                                 (0.15)            0.19       (0.46)          --           --
Dividends from Net Investment Income            --              (0.67)      (0.27)        (0.049)      (0.013)
Distributions from Net Realized Gains           --               --          --             --           --
                                             -------          -------     -------        -------      -------
Ending Net Asset Value per Share             $ 17.14          $  9.73     $  9.54        $  1.00      $  1.00
                                             -------          -------     -------        -------      -------
                                             -------          -------     -------        -------      -------
Ratios to Average Net Assets:
Expenses (b)                                    1.50%(c)(d)      0.71%       0.46%(c)       0.48%        0.43%(c)
Net Investment Income                           0.08%(c)         7.04%       6.81%(c)       4.97%        3.12%(c)
Total Return                                   (1.72%)(c)        9.43%      (4.62%)(c)      4.98%        3.17%(c)
Portfolio Turnover Rate                        21.25%           35.19%      37.50%          --           --
Net Assets at the End of Period
  (000's Omitted)                            $ 83,222         $ 96,199     $ 11,694      $ 506,243    $ 333,464


(a)  International Fund commenced the offering of I Shares (formerly Advantage
     Shares) on November 11, 1994.  Total Return Bond Fund commenced the offering of I Shares (formerly Trust Shares) on December 31, 1993.  Ready
     Cash Investment Fund commenced operations on January 20, 1988 and the offering of Institutional Shares on January 4, 1994.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively.  Had these waivers and reimbursements not occurred, the ratios of expenses to average net assets would have been:
         Expenses:                              1.63%(c)(d)      1.17%       2.10%(c)       0.73%        0.81%(c)
(c)  Annualized.
(d)  Includes expenses allocated from International Portfolio of Core Trust
     (Delaware) of 0.80%, net of waivers of 0.08%, and reflects International
     Fund fee waivers of 0.05%.

4. DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, CONSERVATIVE BALANCED FUND, MODERATE BALANCED FUND AND GROWTH BALANCED FUND

Diversified Equity Fund, Growth Equity Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund (each a "Blended Fund" and collectively the "Blended Funds") currently invest the portion of their assets that are managed in the Small Company investment style in Small Company Portfolio, a series of Core Trust (Delaware). The percentage of the assets of each Blended Fund that is invested in this investment style is listed on pages 14, 15, 21, and 22 of the Prospectus.

In selecting securities allocated to the Small Company investment style, the Adviser currently uses two investment styles - those of Small Company Stock Fund and Small Company Growth Fund - as described on pages 16 and 17 of the Prospectus. Effective December 11, 1995, the Adviser also will use a "small company value" investment style (the "Small Company Value investment style"). Upon complete implementation of this policy, assets allocated to the Small Company investment style will be invested 1/3 in the Small Company Value investment style, 1/3 in the Small Company Growth Fund style and 1/3 in the Small Company Stock Fund style. The Small Company investment style is expected to be allocated completely in this manner by June 1, 1996. Small Company investment style may in the future allocate its assets to additional investment styles.

In selecting portfolio investments, the Small Company Value investment style focuses on securities that are conservatively valued in the marketplace relative to their underlying fundamentals. These securities generally have lower price-to-earning ratios, lower price-to-book ratios, and higher yields than the average security in a universe of comparable companies. In following a policy that utilizes the Small Company Value investment style as a third investment style, the investment objective, other investment policies, and risk considerations of Small Company investment style will not change. Risks pertaining to investment in small companies are described on page 17 of the Prospectus.

5. INDEX FUND, DIVERSIFIED EQUITY FUND, CONSERVATIVE BALANCED FUND, MODERATE BALANCED FUND AND GROWTH BALANCED FUND

Effective December 27, 1995, Index Fund may invest in index futures contracts in pursuing its investment objective of duplicating the return of the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index").

Index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. As no physical delivery of the fixed income or equity securities comprising the index is made, a purchaser of index futures contracts may participate in the performance of the securities contained in the index without the required capital commitment. INDEX FUTURES CONTRACTS, ALONG WITH THEIR ATTENDANT RISKS, ARE DESCRIBED ON PAGES 65 AND 66 OF THE PROSPECTUS.

In seeking to duplicate the return of the S&P 500 Index, Index Fund invests in the common stocks contained in the S&P 500 Index in approximately the same proportions as these securities are represented in that index. Although the Fund seeks to invest in these securities to fullest extent practicable, the Fund may hold cash or cash equivalents to reduce transaction costs and meet shareholder redemption requests. Such a cash position may serve to hinder the Fund's ability to duplicate the return of the index because that portion of the Fund's investment portfolio remains uncommitted toward the Fund's investment objective. The Fund's limited use of index futures is designed to nullify the effect on return of the portfolio's cash position, allowing the portfolio to simulate full investment in the index while retaining a cash balance for fund management purposes.

Also effective December 27, 1995, Diversified Equity Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund may engage indirectly in this investment practice to the extent each Fund invests a portion of its assets in the Index Fund investment style through investment in Index Portfolio, a series of Core Trust (Delaware). The percentage of the assets of each of these Funds that is invested in the Index Fund investment style is listed on pages 14, 21, and 22 of the Prospectus.


6.   INTERMEDIATE U.S. GOVERNMENT FUND

Effective October 1, 1995, Ms. Marjorie H. Grace assumed primary responsibility for the day to day investment management of the Fund. Ms. Grace has been a Vice President of Norwest Bank Minnesota, N.A. since 1992. Prior to assuming this responsibility, Ms. Grace was a portfolio manager of Norwest Bank from 1992-1993; an Institutional Salesperson with Norwest Investment Services, Inc. from 1991-1992; a portfolio manager with United Banks of Colorado from 1989-1991; and Vice President and portfolio manager with Colombia Savings and Loan from 1987-1989. Over the past few months, Ms. Grace has worked closely with her predecessor to assure a smooth transition of management responsibilities.


                                        4